Exhibit 10.4

AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

By and Among

MetroPCS, Inc.

and

The Stockholders, as defined herein

Dated as of July 17, 2000

-i-

-ii-

AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

THIS AMENDED AND RESTATED STOCKHOLDERS AGREEMENT is made as of 17th day of July 2000. by and among MetroPCS, Inc., a Delaware corporation (together with any successor thereto, the “Company”), Roger D. Linquist (“Linquist”), C. Boyden Gray (“Gray,” and together with Linquist, the “Class A Stockholders”), the stockholders listed on Schedule 1 hereto (the “Class B Stockholders”), the stockholders listed on Schedule 2 hereto (the “Class C Stockholders”), the stockholders listed on Schedule 3 hereto (the “Series C Preferred Stockholders”) and the stockholders listed on Schedule 4 hereto (the “Series D Preferred Stockholders,” and together with the Class A Stockholders, Class B Stockholders, Class C Stockholders, and Series C Preferred Stockholders, the “Stockholders”). This agreement shall become effective as of the Subsequent Closing (as defined in Annex A).

WHEREAS, the Stockholders currently own all issued and outstanding shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), Class C Common Stock, par value $0.0001 per share (the “Class C Common Stock” and together with the Class A Common Stock and Class B Common Stock, the “Common Stock”) and Series C Cumulative Convertible Participating Preferred Stock, par value $.01 (the “Series C Preferred Stock”); and

WHEREAS, the Company and the Series D Preferred Stockholders entered into a Securities Purchase Agreement, dated as of July 17, 2000 (the “Purchase Agreement”), pursuant to which, among other things, the Preferred Stockholders purchased shares of the Company’s Series D Convertible Preferred Stock, par value $.01 per share (the “Series D Preferred Stock” and together with the Series C Preferred Stock, the “Preferred Stock”); and

WHEREAS, Preferred Stock is convertible into shares of Class C Common Stock; and

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the transactions contemplated to occur at the Subsequent Closing under the Purchase Agreement.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I GENERAL

Section 1.1 Construction of Terms. As used herein, the masculine, feminine or neuter gender, and the singular or plural number, shall be deemed to be or to include the other genders or number, as the case may be, whenever the context so indicates or requires.

Section 1.2 Number of Shares of Stock. Number of Shares of Stock. Whenever any provision of this Agreement calls for any calculation based on a number of shares of Common Stock

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held by a Stockholder, the number of shares deemed to be held by a Stockholder shall be the total number of shares of Common Stock then owned by such Stockholder, plus the total number of shares of Common Stock issuable upon conversion of any Series C Preferred Stock and Series D Preferred Stock, or other convertible securities or exercise of any vested options, warrants or subscription rights then owned by such Stockholder or Investor.

Section 1.3 Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. All of the other capitalized terms used herein have the meanings set forth on Annex A hereto.

“Board of Directors” means the Board of Directors of the Company.

“Charter” means the Company’s certificate of incorporation in effect as of the date hereof.

“Commission” means the Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

“Indebtedness” means with respect to any Person, any liability, contingent or otherwise, of such Person (A) for borrowed money (whether or not recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (B) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any property or assets, (C) for any letter of credit or performance bond in favor of such Person, (D) for the payment of money relating to a capitalized lease obligation, or (E) any liability, contingent or otherwise (excluding trade payables to trade creditors in the ordinary course of business), of such Person to any other Person for any purchase price associated with any acquisition of assets, business or otherwise (including any deferred purchase price, assumption of Indebtedness, noncompetition payments or other forms of consideration); (ii) any liability of others of the kind described in the preceding clause (i), which the Person has guaranteed or which is otherwise its legal liability, contingent or otherwise; and (iii) any and all deferrals, renewals, extensions or refinancing of, or amendments, modifications of supplements to, any liability of the kind described in any of the preceding clauses (i) or (ii).

“Lien” means any interest in, or claim against, property relating to an obligation owed to, or claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to any security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes, any rights of first refusal, charges, claims, liabilities, limitations, conditions, restrictions or other adverse claims.

“Preferred Stock” means the Series C Preferred Stock and the Series D Preferred Stock issued or to be issued in accordance with and subject to the terms of the Charter, together with any

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other shares issued or issuable with respect thereto (whether by way of a stock dividend, stock split or in exchange for or in replacement or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

“Preferred Stockholders” means the Series C Preferred Stockholders and the Series D Preferred Stockholders.

“Registrable Securities” means (i) any shares of Common Stock held by a Stockholder, (ii) any shares of Class C Common Stock subject to acquisition by a Preferred Stockholder upon conversion of the shares of Preferred Stock (it being understood that if a Preferred Stockholder owns Preferred Stock, the Preferred Stockholder may exercise its registration rights hereunder by converting the shares to be sold under the relevant registration statement into Class C Common Stock as of the closing of the relevant offering and shall not be required to cause such Preferred Stock to be converted to Class C Common Stock until and unless such closing occurs) and (iii) any securities issued and issuable with respect to any such shares described in clauses (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that notwithstanding anything to the contrary contained herein, “Registrable Securities” shall not include at any time securities (i) sold in a registered sale pursuant to an effective registration statement under the Securities Act, (ii) sold to the public pursuant to Rule 144 under the Securities Act or (iii) which could then be sold in their entirety pursuant to Rule 144(k) under the Securities Act without limitation or restriction.

“Transfer” means any direct or indirect transfer, donation, sale, assignment, pledge, hypothecation, grant of a security interest in or other disposal or attempted disposal of all or any portion of a security or of any rights; “Transferred” means the accomplishment of a Transfer; and

“Transferee” means the recipient of a Transfer.

Section 1.4 Representations and Warranties. Each of the Stockholders severally (and not jointly) represents and warrants to each other party to this Agreement that each of the following statements is true and correct as of the date hereof and will survive the date hereof:

(a) Organization and Power. Such Stockholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has all requisite power and authority to carry on its business as now conducted, and to execute, deliver and perform its obligations under this Agreement.

(b) Authorization and Binding Effect. The execution and delivery of this Agreement has been duly authorized by all requisite action on the part of such Stockholder and constitutes a valid and binding agreement of such party, enforceable against it in accordance with its terms, except to the extent that enforcement thereof (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) the availability of equitable remedies which remain subject to the discretion of a court (regardless of whether enforceability is considered in a proceeding of law or equity).

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Section 1.5 Covenants of the Stockholders. From and after the date hereof and so long as such Stockholder owns capital stock of the Company, each of the Stockholders hereto covenants and agrees as follows:

(a) Attributable Interests. Such Stockholder shall not acquire an attributable interest in shares (as the term attribution is defined by the FCC) or hold the positions of officer or director in the Company or any other Private or Commercial Mobile Radio Service (as the terms are defined from time to time by the FCC) applicant or licensee if such actions would cause the Company to lose its eligibility as a Small Business (as the term is defined from time to time by the FCC) or would otherwise subject the Company to financial or other penalties imposed by the FCC. In addition, no Stockholder with an attributable interest (as defined by the FCC) in the Company will acquire interests or hold a position as an officer or director attributable to the Company in any other Private or Commercial or Private Mobile Radio Service applicant or licensee in the same geographic market as any license held by or applied for by the Company if such Stockholder’s attributable interests under the FCC’s rules would cause the Company to exceed the Company’s spectrum ownership limits (as defined by the FCC) for any particular geographic market. Such Stockholder shall cooperate with the Company in (i) determining the Stockholder’s compliance with this paragraph and (ii) in the event of a proposed action that would result in or has resulted in noncompliance, executing the measures reasonably necessary to cure or avoid such noncompliance consistent with applicable FCC rules and policies. For example, the FCC defines attributable interests as interests amounting to either directly or through the FCC’s “multiplier” rule, five percent or more in a Commercial or Private Mobile Radio Service licensee held by investors generally, and interests amounting to (either directly or through the FCC’s “multiplier” rule) ten percent or more in such licensees held by entities defined as “institutional investors” by the FCC (including, for example, venture capital firms, insurance companies and pension funds).

(b) Foreign Ownership. Such Stockholder shall comply with the alien ownership restrictions contained in the Communications Act of 1934, as amended, and the applicable FCC alien ownership rules and policies as they pertain to the Stockholder’s particular investment for as long as such restrictions apply to the licenses held (directly or indirectly) by the Company. In addition, such Stockholder shall cooperate with the Company in (i) the Company’s preparation and filing of a waiver request of such alien ownership restrictions, as necessary, (ii) determining the aggregate total alien ownership interests of the company and (iii) complying with any measure necessary for the Company to remain in compliance with such alien ownership restrictions.

Section 1.6 Covenants of the Company. From and after the date hereof, the Company covenants and agrees as follows:

(a) As long as a Stockholder (together with its Affiliates and subsidiaries) continues to hold at least (i) 25% of the total equity held by such Stockholder as of the date hereof,

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or (ii) 2% of the total fully diluted equity of the Company, the Company shall permit any representatives designed by any such Stockholder, upon reasonable notice and during normal business hours, to (i) visit and inspect any of the properties of the Company and its subsidiaries, (ii) examine the corporate and financial records of the Company and its subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, officers, key employees and independent accountants of the company and its subsidiaries.

(b) Prior to effecting any redemption pursuant to Section 5 of the Company’s Charter, the Company shall provide such affected Stockholder with reasonable prior notice of the regulatory problem giving rise to such redemption and, if requested to do so by such Stockholder, the Company shall cooperate with such affected Stockholder in arranging another method to minimize or eliminate the regulatory problem giving rise to such redemption, including but not limited to assisting a sale of such Stockholder’s interest in the Company, amending the Company’s Charter and obtaining any necessary FCC approvals for such transactions.

(c) Where a Stockholder is caused to have an attributable interest as defined by the FCC’s rules or exceed any applicable FCC ownership limitations or other applicable FCC restrictions then in effect as a result of the actions or omissions by one or more other Stockholders or by the Company, if requested by the Stockholder, the Company and the other Stockholders shall cooperate with such Stockholder in undertaking the measures reasonably necessary to cause such Stockholder to not have such an attributable interest or come into compliance with the applicable FCC rules and policies then in effect, provided such measures would not result in a Material Adverse Effect.

(d) The Company shall take all necessary steps to comply with the alien ownership restrictions contained in the Communications Act of 1934, as amended, and the applicable FCC alien ownership rules and policies as they pertain to Stockholders’ particular investment for as long as such restrictions apply to licenses held (directly or indirectly by the Company.

ARTICLE II RIGHTS AND OBLIGATIONS OF STOCKHOLDERS AND DIRECTORS

Section 2.1 Rights and Obligations of the Class A Stockholders.

(a) Voting Rights. The Class A Stockholders as a class shall at all times during the first ten years following the grant of a PCS license (as the term is defined from time to time by the FCC) to the Company have the right to vote 50.1% of the Company’s voting interests and to elect four members of the Company’s Board of Directors (who will represent four of the seven votes of the Company’s Board of Directors) as provided in Section 2.1(b) hereof, provided that the Company and the Class A Stockholders will use their reasonable best efforts to amend the provisions of this Section 2.1(a), the Charter and the By-Laws of the Company as each relates to the special voting rights of the Class A Stockholders of the Company if, and only to the extent that, (i) the FCC amends or modifies its rules applicable to the Company relating to voting rights and (ii) counsel for the Company has delivered a written opinion that the FCC’s rules, as amended or modified, allow the Company to amend or modify the voting rights applicable to its stockholders.

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(b) Designation of Directors. The Class A Stockholders agree to vote all of their Class A Common Stock of the Company and to take all other actions necessary to cause the election of four directors to the Company’s Board of Directors in the following manner: (a) Linquist shall be entitled to nominate two directors, (b) Gray shall be entitled to nominate one director, and (c) Linquist and Gray, together, shall be entitled to nominate one director. The Class A Stockholders shall vote all their Class A Common Stock to elect the individuals so nominated to be directors. If the Class A Stockholder or Class A Stockholders that nominated a particular director give written notice to the other Class A Stockholders of a desire to remove that director, the Class A Stockholders shall vote all their Class A Common Stock in favor of removing that director. If for any reason any director nominated by the Class A Stockholders ceases to serve as a director, the Class A Stockholder or Class A Stockholders that nominated that director shall promptly nominate an individual (who is financially qualified as defined by the FCC) to fill the vacancy so created for the unexpired term and the Class A Stockholders shall vote all their shares in the Company for the individual nominated to fill the vacancy.

(c) Proxy. If any Class A Stockholder fails or refuses to vote its Class A Common Stock or to nominate a director as provided in this Section 2.1, and such failure or refusal continues for more than thirty days beyond the date on which the vote is scheduled or the director vacancy occurs, without further action by such Class A Stockholder, each other Class A Stockholder shall have an irrevocable proxy to so vote those shares in accordance with this Agreement.

(d) Appointment and Removal. Pursuant to the Charter and the By-Laws of the Company, the Class A Common Stock Directors in exercising their majority vote of the Board shall have the authority to appoint and remove all officers and senior executives of the Company, including but not limited to the Chief Executive Officer.

Section 2.2 Rights and Obligations of the Class C Stockholders and the Preferred Stockholders.

(a) Preferred Stockholders. The Preferred Stockholders shall have voting rights on an as-converted basis on all matters submitted to the Class C Stockholders. Accordingly, only for purposes of this Section 2.2, it is understood and agreed that (i) the term “Class C Common Stock” shall include the shares of Class C Common Stock issuable upon conversion of any shares of Preferred Stock, and (ii) the term “Class C Stockholders” shall include the Preferred Stockholders, their shares of Preferred Stock being deemed converted to Class C Common Stock.

(b) Voting Rights. Except as otherwise specifically provided in this Agreement, the Class C Stockholders as a class shall have the right to vote 49.9% of the Company’s voting interests on all matters. The Class C Stockholders shall elect members of the Company’s Board of Directors who collectively will represent three of the seven votes of the Company’s Board of

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Directors, all of whom shall be designated as provided in Section 2.2(c) hereof. Pursuant to the terms of the Charter and the By-Laws of the Company, each director elected by the Class C Stockholders pursuant to this Article 2.2 shall have a fractional vote, which fractional vote shall be determined by multiplying three (which number represents the collective votes held by the Class C Common Stock Directors) by a fraction the numerator of which shall be the total number of shares of Class C Common Stock held by the Class C Stockholder that appointed such director pursuant to the terms of Section 2.2(c) hereof, and the denominator of which shall be the total number of outstanding shares of Class C Common Stock held by all Stockholders entitled to designate a director pursuant to Section 2.2(c) hereof.

(c) Designation of Directors. (a) The Class C Stockholders agree to vote all of their shares of Class C Common Stock and to take all other actions necessary to cause the election and continuance in office as directors the following (the “Outside Directors”):

(i) One (1) individual nominated by Accel Partners; and

(ii) Two (2) individuals nominated by the Series D Preferred Stockholders, one of whom shall be designated by Chase Capital Partners and one of whom shall be designated by Whitney & Co.; provided, however, that the right of each of Accel Partners, Chase Capital Partners and Whitney & Co. to nominate or designate one director shall continue only so long as such Person (together with its Affiliates or subsidiaries) owns at least (i) 4% of the fully diluted equity of the Company or (ii) 50% of the total equity held by such Person upon consummation of the sale of the Series D Preferred Stock.

(d) Visitation Rights. In addition, MC Venture Partners, Battery Ventures and First Plaza Group shall be entitled to designate one board observer, who shall be entitled to attend all meetings of the Board of Directors and receive all materials distributed to the Board of Directors.

(e) Each Class C Stockholder agrees to vote all of his, her or its shares of Class C Common Stock for the removal of any Director designated pursuant to Section 2.2(c) upon the request of the party nominating such Director and for the election to the Board of Directors of the Company of a substitute nominated by such party in accordance with the provisions of Section 2.2(c). Each Class C Stockholder further agrees to vote all of his, her or its shares of Class C Common Stock in such manner as shall be necessary or appropriate to ensure that any vacancy on the Board of Directors corresponding to any director designated pursuant to Section 2.2(c) occurring for any reason shall be filled only in accordance with the provisions of Section 2.2(c).

Section 2.3 Director Compensation. The Company shall pay each Director, and any board observer designated pursuant to Section 2.2(d), for his or her reasonable travel and other reasonable expenses incurred in connection with attending meetings of the Board of Directors or

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otherwise in connection with his or her service as a member of the Board of Directors. All Directors who are not employees of the Company will be equally compensated for their service as a member of the Board of Directors. The Charter and By-laws of the Company will provide for exculpation and indemnification of the Directors and limitations on the liability of the Directors to the fullest extent permitted under applicable state law, and the Company shall obtain and maintain directors’ and officers’ liability insurance coverage, on terms satisfactory to the Preferred Stockholders, covering, among other things, violations of federal or state securities laws, and remaining in full force and effect for three years after each Director ceases to serve as a Director of the Company.

ARTICLE III SUPERMAJORITY VOTING RIGHTS

Section 3.1 General. In addition to any other vote required by law, the Charter or the By-Laws of the Company, the Company shall not, other than in the ordinary course of business, take any of the following actions, whether directly or indirectly, and such action shall not be deemed to have been authorized and approved by the Board of Directors, unless such action has been approved by a majority of the directors then in office, which approval must include (x) the affirmative vote of each of the three Outside Directors or (y) the affirmative vote and concurrence of 66  2/3% of the Series D Preferred Stock then outstanding:

(a) any amendment to the Company’s Charter or By-Laws, unless such amendment is necessary to comply with the FCC rules;

(b) any merger or consolidation by or with the Company;

(c) a sale of all or substantially all the Company’s assets;

(d) any voluntary dissolution or liquidation of the Company;

(e) any issuance of equity of the Company, except (i) in connection with the Company’s initial public offering at a price per share which implies an adjusted equity valuation of the Series D Preferred Stock of at least $2,000 per share and which is expected to generate gross proceeds in an amount equal to $50 million (a “Qualifying Public Offering”), (ii) issuances of additional options to purchase Class B Common Stock to members of the Control Group necessary to maintain the Company’s eligibility as a Small Business (provided that the exercise price of such options is equal to fair market value of the Class B Common Stock), and (iii) issuances of additional equity to persons who are then investors in the Company (provided that all then current investors are entitled to purchase an amount of equity equal to the percentage of equity owned by such investor immediately prior to such issuance (treating all Warrants as having been exercised) on equal terms (except that any investor may pay the cash equivalent of any non-cash consideration based upon its fair market value);

(f) the declaration or payment of dividends by the Company (other than with respect to the Series D Preferred Stock);

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(g) the approval of any arrangement with any Stockholder that owns more then 5% of the equity of the Company or any entity owned or controlled by any Stockholder that owns more than 5% of the equity of the Company, any officer or director of the Company, or any Qualifying Investor (as that term is defined from time to time by the FCC);

(h) any determination of compensation or benefits of any executive officer of the Company;

(i) the conversion of Class B Common Stock to Class C Common Stock; or

(j) the incurrence of additional indebtedness in excess of $10 million, except for any indebtedness pursuant to the Lucent Agreements.

Notwithstanding the above, the Control Group will maintain control over the day to day activities of the Company, including the selection and replacement of management, and play an integral role in all major policy decisions.

Section 3.2 Qualifying Public Offering. Following a Qualifying Public Offering the foregoing supermajority voting rights will no longer be applicable.

ARTICLE IV TRANSFERS; FIRST REFUSAL; CO-SALE; OTHER

Section 4.1 General Prohibition. As used in this Agreement, the term “Securities” includes all shares of capital stock of the Company and any other securities of the Company exercisable or exchangeable for, or convertible into, shares or capital stock of the Company. Each Stockholder agrees that such Stockholder will not transfer any of such Stockholder’s Securities now owned or hereafter acquired or any interest therein (or solicit any offers to buy or otherwise acquire or take a pledge of any of its Securities) except upon execution of a Joinder Agreement in the form attached as Exhibit A hereto by the transferee and except as expressly permitted hereby and strictly in compliance with the Securities Act of 1933, as amended, and the provisions of this Article IV. Any attempt to Transfer any Securities not made strictly in compliance with this Agreement shall be null and void and the Company shall not give any effect in the Company’s stock records to such Transfer. In addition, Transfers strictly in compliance with the conditions of any of the following shall be permitted:

(a) Transfers effected pursuant to Sections 4.3 or 4.4 hereof and which are made strictly in accordance with the procedures set forth therein;

(b) Transfers by such Stockholders (i) among its Affiliates; (ii) to any partner, member or employee of such Stockholder or a general partner or managing member of such Stockholder; (iii) to a liquidating trust established for the benefit of any partners or members of such Stockholder; or (iv) to any investment fund or other entity controlled or managed by an Affiliate of such Stockholder;

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(c) Transfers by members of management of the Company of shares of their Class B Common Stock or Class C Common Stock to family members or family limited partnerships or other similar entities for estate planning purposes; provided, that if at any time from the date hereof the aggregate of such transfers by any member of management exceeds 1% of the fully diluted voting common stock of the Company, such member of management shall retain sole voting power over any further shares transferred by such member of management pursuant to this Section 4.1(c); and

(d) Transfers by a Series D Preferred Stockholder to any Affiliates, including its partners, limited partners or members of such Purchaser that are transferees of Series D Preferred in accordance with the partnership agreement or operating agreement of such Series D Preferred Stockholder.

Any permitted Transferee described in the preceding clauses (b), (c) and (d) shall be referred to herein as a “Permitted Transferee.” Notwithstanding anything to the contrary in this Agreement or any failure to execute a Joinder Agreement as contemplated hereby, Permitted Transferees shall take any shares so Transferred subject to all provisions of this Agreement as if such shares were still held by the transferor, whether or not they so agree with the transferor and/or the Company. Without limitation of the foregoing, in connection with any otherwise permitted Transfer of shares of capital stock that are restricted shares and are subject to any stock restriction agreement, any Transferee of any such shares shall agree in writing to be bound by the terms of any such stock restriction or similar agreement, including, without limitation, any repurchase or similar right contained therein.

Section 4.2 FCC Restrictions on Transfer. Subject to the limitations of this Article IV, a Stockholder may Transfer all or any portion of its Securities in the Company to any other person only so long as such Transfer would not cause the Company or any other Stockholder to violate any applicable laws or regulations or would not endanger the Company’s bidding or financing preferences for which it is eligible under FCC regulations for the “Entrepreneurs’ Auction.” The Company and the other Stockholders shall provide such information as reasonably requested by any Stockholder in connection with any determination as to whether such condition is met and the Company shall otherwise cooperate with such Stockholder in connection therewith. Specifically, no Stockholder may Transfer any Securities if after giving effect to such Transfer, (i) the Qualifying Investors would own in the aggregate less than 15% of the Company’s total equity during the first three years, and 10% of the Company’s total equity during the fourth through tenth years, from January 27, 1997, the date of the grant of PCS licenses to the Company (the “License Grant Date”) (ii) any single Stockholder, other than a Qualifying Investor, would own more than 25% of the Company’s total equity and voting interests or (iii) such Transfer would cause a violation of the foreign ownership restrictions imposed by the Communications Act of 1934, as amended. Such Stockholder shall cooperate with the Company, and the Company shall cooperate with the Stockholder in (i) determining the Stockholder’s compliance with this paragraph and (ii) in the event the proposed action would result in noncompliance, executing the measures reasonably necessary to avoid such noncompliance consistent with applicable FCC rules and policies.

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Section 4.3 Right of First Refusal. (a) If at any time any Stockholder wishes to transfer any shares of capital stock of the Company owned by him or it (such Stockholder desiring to transfer Securities being referred to herein as a “Selling Stockholder”), then such Selling Stockholder shall deliver written notice of its proposal to transfer such capital stock (a “Notice of Intention”), accompanied by a copy of an agreement relating to such transfer with a third party, including their identity, the purchase price and all material terms (the “Sale Proposal”), to each of the other Stockholders, setting forth (x) such Selling Stockholder’s agreement to make such transfer (which shall be for cash only), (y) the number and class of security of the Company agreed to be transferred (the “Offered Securities”and, if the Offered Securities are Common Stock, the “Offered Common Stock” or, if the Offered Securities are Preferred Stock, the “Offered Preferred Stock”) and (z) the price at which such Selling Stockholder has agreed to (or is willing to) transfer the Offered Securities (the “First Refusal Price”) and other terms applicable thereto.

(b) (i) Upon receipt of a Notice of Intention relating to Offered Preferred Stock, the Preferred Stockholders shall then have the right of first refusal to purchase at the First Refusal Price and on the other terms specified in the Sale Proposal all or any portion of the Offered Preferred Stock, on a pro rata basis. In the event a Preferred Stockholder does not purchase any or all of its pro rata portion of the Offered Preferred Stock, the remaining Preferred Stockholders shall have the first right to purchase such unpurchased Offered Preferred Stock on a pro rata basis.

In the event any of the Offered Preferred Stock are not purchased by the Preferred Stockholders, the Common Stockholders shall have the right to purchase such unpurchased Offered Preferred Stock on a pro rata basis.

(ii) Upon receipt of a Notice of Intention relating to Offered Common Stock, the Common Stockholders shall then have the right of first refusal to purchase at the First Refusal Price and on the other terms specified in the Sale Proposal all or any portion of the Offered Common Stock, on a pro rata basis. In the event a Common Stockholder does not purchase any or all of its pro rata portion of the Offered Common Stock, the remaining Common Stockholders shall have the first right to purchase such unpurchased Offered Common Stock on a pro rata basis.

In the event any of the Offered Common Stock are not purchased by the Common Stockholders, the Preferred Stockholders shall have the right to purchase such unpurchased Offered Common Stock on a pro rata basis.

(iii) The rights of the Stockholders hereunder shall be exercisable by the delivery of notice to the Selling Stockholder (the “Notice of Exercise”), within 30 calendar days from the date of delivery of the Notice of Intention (the “Option Period”) and shall terminate if not

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so exercised. The Notice of Exercise shall state the total number of shares of the Offered Securities such Stockholder is willing to purchase without regard to whether or not other Stockholders purchase any shares of the Offered Securities.

(c) If all Notices of Intention required to be given pursuant to this Section 4.3 have been duly given and the Stockholders do not exercise their respective options to purchase all of the Offered Securities at the First Refusal Price, then the Selling Stockholder shall have the right, subject to compliance by the Selling Stockholder with the other provisions of this Agreement, for a period of 90 calendar days from the earlier of (i) the expiration of the Option Period pursuant to Section 4.3(b) with respect to such Sale Proposal or (ii) the date on which such Selling Stockholder receives notice from all Stockholders that they will not exercise in whole or in part the options granted pursuant to Section 4.3, to sell to the third party the Offered Securities remaining unsold at a price and on the same terms specified in the Sale Proposal.

(d) The consummation of any purchase and sale pursuant to Section 4.3(b) shall take place on such date, not later than 30 calendar days after the expiration of the Option Period pursuant to Section 4.3(b), as the Selling Stockholder shall select. Prior to the consummation of any sale pursuant to Section 4.3, the Selling Stockholder shall comply with this Agreement. Upon the consummation of any such purchase and sale, the Selling Stockholder shall deliver certificates evidencing the Offered Securities sold duly endorsed, or accompanied by written instruments of transfer in form satisfactory to the purchaser duly executed by the Selling Stockholder free and clear of any liens, against delivery of the First Refusal Price.

(e) In the event that the Stockholders do not exercise their options to purchase all of the Offered Securities, and the Selling Stockholder shall not have sold the remaining Offered Securities to the third party on the same terms specified in the Sale Proposal for any reason before the expiration of the 90-day period described in Section 4.3(c), then such Selling Stockholder shall not give another Notice of Intention pursuant to Section 4.3 with respect to any proposed transfer until at least 90 days (30 days if the Selling Stockholder is an estate or a testamentary trust) after such 90-day period.

Section 4.4 Co-Sale Option. In the event that any Selling Stockholder wishes to sell all or a portion of its shares of capital stock of the Company pursuant to Section 4.3 hereof, and the Rights of First Refusal are not exercised with respect to all of the Offered Securities proposed to be sold, such Selling Stockholder may Transfer such available Offered Securities only pursuant to and in accordance with the following provisions of this Section 4.4.

(a) With respect to a sale of Offered Preferred Stock, each of the Preferred Stockholders other than the Selling Stockholder (collectively, with respect to a sale of Offered Preferred Stock, the “Co-Sale Stockholders”) and, with respect to a sale of Offered Common Stock, each of the Common Stockholders and Preferred Stockholders (provided they convert their shares of Preferred Stock to Class C Common Stock prior to the sale of the Offered Securities) other than the Selling Stockholder (collectively, with respect to a sale of Offered Common Stock, the “Co-Sale

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Stockholders”), shall have the right to participate in the sale of the applicable Offered Securities on the terms and conditions herein stated (the “Co-Sale Option”), which right shall be exercisable upon written notice (the “Acceptance Notice”) to the Selling Stockholder within ten (10) days after the Selling Stockholder notifies the applicable Co-Sale Stockholders in writing that the Stockholders have not elected to exercise their Rights of First Refusal with respect to all of the Offered Securities. The Acceptance Notice shall indicate the maximum number of shares of capital stock that such Co-Sale Stockholder wishes to sell (including the number of shares it would sell if one or more other Co-Sale Stockholders do not elect to participate in the sale) on the terms and conditions stated in the Notice of Intention.

(b) Each of the Co-Sale Stockholders shall have the right to exercise its Co-Sale Option and sell a portion of its capital stock to be determined by such Co-Sale Stockholder, which portion may not exceed the product obtained by multiplying (i) the number of Offered Securities that were proposed to be sold by the Selling Stockholder pursuant to Section 4.3 (less any shares being purchased pursuant to a Right of First Refusal) by (ii) a fraction, the numerator of which is the total number of shares of Common Stock held by such Co-Sale Stockholder on the date of the Acceptance Notice (as determined in accordance with Section 1.2 hereof) and the denominator of which is the total number of shares of Common Stock then held as of the date of such Co-Sale Stockholder’s Acceptance Notice by the Selling Stockholder and all Co-Sale Stockholders desiring to participate (as determined in accordance with Section 1.2 hereof). To the extent that one or more Co-Sale Stockholders elect to not exercise their Co-Sale Option, then the rights of the other Co-Sale Stockholders (who exercise their Co-Sale Option) to sell shares pursuant to their Co-Sale Option shall be increased proportionately by the full amount of shares which the non-electing Co-Sale Stockholders were entitled to sell pursuant to this Section 4.4.

(c) Within ten (10) days after the date by which the Co-Sale Stockholders were first required to notify the Selling Stockholder of their intent to exercise their Co-Sale Option, the Selling Stockholder shall notify each participating Co-Sale Stockholder of the number of shares held by such Co-Sale Stockholder that will be included in the sale and the date on which such sale will be consummated pursuant to Section 4.3(c).

(d) Each of the Co-Sale Stockholders participating in a sale under this Section 4.4 may effect its participation in such sale hereunder by delivery to the proposed transferee, or to the Selling Stockholder for delivery to the proposed transferee, of one or more instruments or certificates, properly endorsed for transfer, representing the shares of capital stock it elects to sell therein, provided that no Co-Sale Stockholder shall be required to make any representations or warranties or provide any indemnities in connection therewith other than with respect to its ownership of the shares of capital stock being conveyed. At the time of consummation of the sale, the proposed transferee shall remit directly to each such Co-Sale Stockholder that portion of the sale proceeds to which each Co-Sale Stockholder is entitled by reason of its participation therein (less any adjustments due to the conversion of any convertible securities or the exercise of any exercisable securities).

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(e) In the event that the sale is not consummated within the period required by Section 4.3(c) and above subsection (c) hereof or the proposed transferee fails to timely remit to each Co-Sale Stockholder its portion of the sale proceeds, such sale shall be deemed to lapse, and any Transfers of shares of capital stock pursuant to such sale shall be deemed to be in violation of the provisions of this Agreement unless the Selling Stockholder once again complies with the provisions of Sections 4.3 and 4.4 hereof with respect to such Offered Securities.

Section 4.5 Pledges. Stockholders may directly or indirectly pledge, hypothecate or grant a security interest in any securities of the Company only through a bona fide pledge of such Securities as security for indebtedness or obligations of such Stockholder meeting all of the following criteria: (i) the pledgee is a nationally or internationally recognized financial institution (a “Permitted Pledge”), (ii) the pledgee agrees with the Stockholders and the Company in writing that, prior to and upon foreclosing or otherwise realizing upon the shares of Common Stock so pledged, the pledgee will comply with the terms and conditions of this Agreement, and (iii) a majority of the Board of Directors have consented to such pledge, which consent shall not be unreasonably withheld.

Section 4.6 Prohibited Transfers. If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be void ab initio; the Company, and the Stockholders shall have, in addition to any other legal or equitable remedies which they may have, the right to enforce the provisions of this Agreement by actions for specific performance (to the extent permitted by law); and the Company shall have the right to refuse to recognize any Transferee as one of its stockholders for any purpose. Without limitation to the foregoing, each of the Stockholders further agrees that the provisions of Section 7.7 shall apply in the event of any violation or threatened violation of this Agreement.

Section 4.7 Ten-Year Restriction on Transfer. From the License Grant Date through the date ten years following such date, no Class A Stockholder may Transfer any shares of Class A Common Stock to any person other than a Qualifying Investor. Nothing in this Agreement restricts a Class A Stockholder from holding additional Class B Common Stock or Class C Common Stock. Such additional classes of Common Stock held by a Class A Stockholder may be allocated towards the FCC minimum ownership requirement for Qualifying Investors, at the discretion of the Class A Stockholder provided that the Company remains in compliance with applicable FCC rules and policies. Such Class B and C Common Stock shares not allocated by the Company towards meeting the FCC’s minimum ownership requirements will not be subject to the FCC restrictions applicable to Qualifying Investors. If at any time subsequent to three years after the License Grant Date the Company’s Class A Stockholders collectively hold more than the minimum ownership limits then required by the FCC, the Initial Qualifying Investors (as defined herein) will have first priority to convert their Class B Common Stock that had been allocated towards meeting the FCC minimum ownership limits to Class C Common Stock upon approval by the Board of Directors by a Supermajority Vote. For purposes of this provision, “Initial Qualifying Investors” are investors who paid cash for Class B Common Stock in response to the Offering Memorandum relating to the sale of the Class B Common Stock.

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ARTICLE V RIGHTS TO ACQUIRE SHARES

Section 5.1 Pre-Emptive Rights. The Company agrees that it will not sell or issue any shares of capital stock of the Company, or other securities convertible into or exchangeable for capital stock of the Company, or options, warrants or rights carrying any rights to purchase capital stock of the Company other than for full and adequate consideration as determined by the Board of Directors. Furthermore, the Company will not sell or issue any share of capital stock of the Company, or other securities convertible into or exchangeable for capital stock of the Company, unless the Company first submits a written offer to all the Stockholders (including for all purposes of this Article V their Permitted Transferees) (collectively, the “Offerees”) identifying the terms of the proposed sale or issuance (including price, number of securities and all other material terms), and offers to each Offeree the opportunity to acquire its Pro Rata Allotment (as hereinafter defined) of the securities (subject to increase for over-allotment if any of the Offerees do not fully exercise their rights) on substantially the same terms and conditions, including price, as those on which the Company proposes to sell or issue such securities to a third party or parties. Each Offeree’s “Pro Rata Allotment” of such securities shall be based on the ratio (as determined in accordance with Section 1.2 hereof) which the shares of Common Stock held by him or it bears to all of the then issued and outstanding shares of Common Stock as of the date of such written offer. The Company’s offer to the Offerees shall remain open and irrevocable for a period of thirty (30) days during which time the Offerees may accept such offer by written notice to the Company setting forth the maximum number of shares or other securities to be acquired by any such Offeree, including the number of shares or securities which the Offeree would acquire if other Offerees do not elect to acquire, with the rights of electing Offerees to acquire such additional shares or securities to be based on the relative holdings of shares of the electing Offerees. Any securities so offered which are not acquired pursuant to such offer may be sold by the Company but only on the terms and conditions set forth in the initial offer to the Offerees, at any time within 120 days following the termination of the above-referenced 30-day period.

Notwithstanding the foregoing, the Company may (i) issue options to purchase Common Stock and shares of restricted Common Stock to its officers and employees pursuant to stock and option plans approved by the Board of Directors (including at least two Outside Directors, in the case of option plans not in effect as of the date of this Agreement or in the case of amendments to such option plans) and issue shares of its Common Stock upon the exercise of any such stock options, (ii) issue securities as a result of any stock split, stock dividend, reclassification or reorganization of the Company’s stock pro rata based on the number of shares of capital stock of the Company then outstanding, (iii) issue Class C Common Stock upon any conversion of shares of Preferred Stock, and (iv) issue securities in the Company’s initial public offering.

Section 5.2 Assignment of Rights. The rights of the Preferred Stockholders set forth in this Article V are transferable to each Transferee of shares of capital stock of the Company hereunder. Each such subsequent holder of such shares must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted hereunder.

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ARTICLE VI REGISTRATION RIGHTS

Section 6.1 Demand Registration.

(a) Request. Subject to the provisions of this Section 6.1, at any time after the earlier of (A) three years after the date hereof or (B) six months (or such later time as the applicable underwriters may determine, not to exceed twelve months) after an Initial Public Equity Offering, the Stockholders shall have up to three demand rights (exercisable by the request of Stockholders of at least 15% of the outstanding Registrable Securities) that the Company effect the registration under the Securities Act of (i) all Registrable Securities or (ii) shares of common stock that represent at least 15% of the Registrable Securities originally issued to such Stockholders if Stockholders are requesting registration of less than all of their Registrable Securities; provided, in the case of (i) and (ii), that anticipated proceeds from the sale of the Registrable Securities be at least $20 million. Thereupon, the Company will (i) notify all other holders of record of Registrable Securities that the Company has received a demand for registration of the Registrable Securities and (ii) use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by all participating Stockholders who elect to participate in the registration within 10 business days of the notice referenced in (i) above.

(b) Registration of Other Securities. Except as set forth in Section 6.1(g) below, whenever the Company shall effect a registration pursuant to this Section 6.1, no securities other than Registrable Securities shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised the Stockholders in writing that the inclusion of such other securities would not adversely affect such offering or (ii) the Stockholders shall have consented in writing to the inclusion of such other securities.

(c) Registration Statement Form. Registrations under this Section 6.1 shall be on such appropriate registration form of the SEC (i) as shall be selected by the Company and as shall be reasonably acceptable to the Stockholders and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition. The Company agrees to include in any such registration statement all information which, in the opinion of counsel to the Stockholders and counsel to the Company, is required to be included.

(d) Effective Registration Statement. A registration requested pursuant to this Section 6.1 shall not be deemed to have been effected and will not be considered one of the three demand registrations which may be requested by the Stockholders (i) unless a registration statement with respect thereto has become effective, (ii) if after it has become effective, it does not remain effective for a period of at least 180 days (unless the Registrable Securities registered thereunder has been sold or disposed of prior to the expiration of such 180 day period) or such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason and has not thereafter become effective for a period of at least 180 days, or (iii) if the conditions to closing specified in any underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of the failure or refusal of the Stockholders to satisfy or perform a condition to such closing.

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(e) Priority in Demand Registrations. If a demand registration pursuant to this Section 6.1 involves an underwritten offering, the Stockholders shall cause the managing underwriter to advise the Company in writing (with a copy sent to each participating Stockholder) as to the number of securities that can be included in such registration within a price range acceptable to the Stockholders (the “Maximum Offering Amount”). Such registration will include only up to that number of Registrable Securities which does not exceed the Maximum Offering Amount, drawn pro rata from the Stockholders on the percentage that the Registrable Securities held by each Stockholder is of the total number of Registrable Securities which all Stockholders hold. If any participating Stockholder determines to include less than its pro rata share of the Maximum Offering Amount in such offering, such difference shall be divided pro rata among the other participating Stockholders in proportion to the respective holdings of Registrable Securities of all such participating Stockholders desiring to include additional Registrable Securities.

(f) Number and Size of Demand Registrations; Other Limitations. Notwithstanding anything in this Section 6.1 to the contrary, the Company shall not be required to effect more than three demand registrations (other than registrations pursuant to Section 6.1(h) hereof) at the request of the Stockholders pursuant to Section 6.1 of this Agreement, without regard to any subsequent transfer of any Registrable Securities by a Stockholder and the assignment of any rights hereunder pursuant to Section 4. A registration shall not count as one of the permitted demand registrations hereunder unless the holders of Restricted Securities are able to register and sell at least 80% of the Restricted Securities requested to be included in such registration. The Company shall not be required to effect more than one registration pursuant to Sections 6.1(a) or (h) hereof during any 12-month period. Moreover, no Stockholder shall be allowed to participate in any registration pursuant to Sections 6.1(a) or 6.1(h) hereof if the Class C Common Stock is admitted to trading or is listed on a national securities exchange, the Nasdaq National Market or NASDAQ and such Stockholder is eligible to sell its Registrable Securities without volume limitations and without an effective registration statement.

(g) Incidental Company Registration. If the Stockholders make a request for a registration pursuant to Section 6.1(a), the Company may determine to include securities of the same class sought to be registered by the Stockholders for sale for the Company’s own account by giving written notice thereof to the Stockholders specifying the number of shares or amount of interests the Company wishes to have registered, but only to the extent that the number of shares or amount of interests the Company seeks to include does not, when aggregated with the number of Registrable Securities requested to be registered by the Stockholders, exceed the Maximum Offering Amount, and subject to the limitations of Section 6.1(b).

(h) Form S-3 Demand Registration. Notwithstanding the foregoing, if the Company at any time qualifies to register common stock under the Securities Act by registration on Form S-3 and such registration of common stock is expected to generate gross proceeds in an amount

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equal to or exceeding $20 million, the Stockholders shall then be entitled to request the registration under the Securities Act of the Registrable Securities from time to time without regard to number, pursuant to the notice and other applicable provisions of this Section 6.1. Expenses for the first three (3) registrations on Form S-3 shall be paid by the Company.

Section 6.2 Incidental Registration.

(a) Right to Include the Registrable Securities. If the Company at any time proposes to register securities under the Securities Act by registration on Forms S-1, S-2 or S-3 or any successor or similar form(s) (except registrations on Forms S-4 or S-8 or any successor or similar forms), whether for sale for its own account or pursuant to another demand for registration granted any other party, it will give prompt written notice each such time to the Stockholders of its intention to do so and of the Stockholders’ rights under this Section 6.2. Upon the written request of any Stockholder (specifying the Registrable Securities intended to be disposed of and the intended method of disposition thereof), made within 15 business days after the receipt of any such notice, the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Stockholders to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of such Registrable Securities to be so registered (any Stockholder if giving notice following receipt of such a notice from the Company being herein referred to in this Section 6.2 as a “Participating Stockholder”). If the Company thereafter determines for any reason not to register or to delay registration of such securities, the Company, by act of its Board of Directors, may, at its election, give written notice of such determination to each Participating Stockholder and, thereupon, (i) in the case of a determination not to register, shall be relieved of the obligation to register such Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith, as provided in Section 6.8), without prejudice, however, to the rights (if any) of a Stockholder to request that such registration be effected as a registration under Section 6.1, and (ii) in the case of a determination to delay registration, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registration of such other securities. The Company will pay all Registration Expenses in connection with registration of Registrable Securities requested pursuant to this Section 6.2.

(b) Priority in Incidental Registration Rights in Connection with Registrations for Company Account. If the registration referred to in Section 6.2(a) is to be an underwritten primary registration on behalf of the Company, and the managing underwriter(s) advise the Company in writing that in their good faith opinion such offering would be materially and adversely affected by the inclusion therein of the total number of Registrable Securities requested to be included therein by Participating Stockholders under this Agreement, the Company shall include in such registration: (1) first, all securities the Company proposes to sell for its own account (“Company Securities”), and (2) second, up to the full number of Registrable Securities requested to be included in such Registration by Piggyback Rights, provided, however, that in the event of any cut-backs in the amount of shares of Common Stock issuable upon conversion of Preferred Stock to be included in the Registration, the holders of Preferred Stock shall have a preference over all existing holders of stock drawn from the pro-rata based on the holders of Preferred Stock’s total stockholdings.

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(c) Limitations; Exceptions. The Company shall not be required to effect any registration of Registrable Securities under this Section 6.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other employee benefit plans. No Participating Stockholder shall be allowed to participate in any registration pursuant to this Section 6.2 hereof if the Class C Common Stock is admitted to trading or listed on a national securities exchange, the Nasdaq National Market or NASDAQ and such Stockholder is eligible to sell its Registrable Securities without volume limitations and without an effective registration statement. No registration of Registrable Securities effected under this Section 6.2 shall relieve the Company of its obligation to effect registrations of Registrable Securities pursuant to Section 6.1 hereof.

Section 6.3 Registration Procedures. In connection with the Company’s obligations pursuant to Sections 6.1 and 6.2 hereof, the Company will use its best efforts to effect such registrations to permit the sale of Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

(a) prepare (within 90 days after a request for registration is made to the Company in the case of a registration pursuant to Section 6.1(a) and in any event as soon as possible) and file with the SEC, a registration statement or registration statements on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such registration statement to become effective and to remain continuously effective for a period of 180 days following the date on which such registration statement is declared effective, provided that the Company shall have no obligation to maintain the effectiveness of such registration statement after the sale of all Registrable Securities registered thereunder;

(b) prepare and file with the SEC such amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for the applicable period; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by a Stockholder or a Participating Stockholder set forth in such registration statement or supplement to such prospectus;

(c) notify each Stockholder or a Participating Stockholder whose Registrable Securities is to be covered by the registration statement and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of

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any request by the SEC for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company made as contemplated by paragraph (m) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event which requires the making of any changes in a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (vii) of the Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate;

(d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

(e) if requested by the managing underwriters, a Stockholder or a Participating Stockholder, immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters, the Stockholders and the Participating Stockholders agree should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts) offering of the Registrable Securities to be sold in such offering; make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and supplement or make amendments to any registration statement if requested by a Stockholder, a Participating Stockholder or any underwriter of such Registrable Securities;

(f) furnish to each Stockholder and each Participating Stockholder whose Registrable Securities is covered by the Registration Statement and each managing underwriter, without charge, at least one conformed copy of the registration statement or statements and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(g) deliver to each Stockholder whose Registrable Securities is covered by the registration statement, each other Participating Stockholder and the underwriters, if any, without charge, as many copies of the prospectus or prospectuses (including each preliminary prospectus) and any amendment or supplement thereto and such other documents as such Persons may reasonably request; the Company consents to the use of such prospectus or any amendment or supplement thereto by a Stockholder, a Participating Stockholder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such prospectus or any amendment or supplement thereto;

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(h) prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with each Stockholder whose Registrable Securities is covered by such registration statement, each other Participating Stockholder, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as each Stockholder, each Participating Stockholder, or any underwriter reasonably requests in writing; keep each such registration or qualification effective during the period such registration statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(i) cooperate with each Stockholder whose Registrable Securities is covered by such registration statement, each Participating Stockholder and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends unless required by applicable law; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

(j) use its best efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities;

(k) upon the occurrence of any event contemplated by paragraph (c) (vi) above, prepare a supplement or post-effective amendment to the applicable registration statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to made the statements therein not misleading;

(l) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to each Stockholder whose Registrable Securities is covered by such registration statement and each other Participating Stockholder with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) furnish to each such Stockholder and each other participating Stockholder an opinion of counsel for the Company addressed to each such Stockholder and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the

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effective date of the registration statement), and (ii) use its best efforts to furnish to each such Stockholder and each other Participating Stockholder a “cold comfort” letter addressed to each such Stockholder and signed by the independent public accountants who have audited the Company’s financial statements included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in underwritten public offerings of securities and such other matters as each such Stockholder and each other Participating Stockholder may reasonably request and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statement; and (vi) the Company shall deliver such documents and certificates as may be requested by each such Stockholder, each Participating Stockholder and the managing underwriters, if any, to evidence compliance with this clause (l) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; all of the above to be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

(m) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, as soon as reasonably practicable after the end of any 12-month period (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering and (ii) beginning with the first day of the Company’s first fiscal quarter next succeeding each sale of Registrable Securities after the effective date of a registration statement, which statements shall cover said 12-month periods; and

(n) use its best efforts to cause all Registrable Securities covered by each registration to be listed on each securities exchange and inter-dealer quotation system on which a class of common equity securities of the Company is then listed and to pay all fees and expenses in connection therewith.

The Company may require each Stockholder whose Registrable Securities is covered by a registration statement and each other Participating Stockholder to furnish to the Company such information regarding itself and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act and each such Person agrees to notify the Company as promptly as practicable of any inaccuracy or change in information it has previously furnished to the Company in writing or of the happening of any event, in either case as a result of which any prospectus relating to such registration contains an untrue statement of a material fact regarding such Person or the distribution of such Registrable Securities or omits to state any material fact regarding such Person or the distribution of such Registrable Securities required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances then existing, and to promptly furnish to the Company any additional information required to correct and update any previously furnished information or required such that such prospectus shall not contain, with respect to such Person or the distribution of such Registrable Securities, and untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then

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existing. Each such Stockholder and each Participating Stockholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 6.3 (c) (ii), (iii), (v), (vi) or (vii) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by such registration statement or prospectus until such holder’s receipt of the copies of the supplemented or amended prospectus relating to such registration statement or prospectus, or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Person’s possession, of the prospectus covering the Registrable Securities current at the time of receipt of such notice.

Section 6.4 Underwritten Offerings.

(a) Demand Underwritten Offerings. In any offering pursuant to a registration requested under Section 6.1 which is to be effected as a firm commitment underwritten offering, sales shall be made through a nationally recognized investment banking firm (or syndicate managed by such a firm) selected by a majority in interest of the Stockholders participating in such registration and reasonably satisfactory to the Board of Directors of the Company. The Company shall enter into an underwriting agreement which shall be reasonably satisfactory in form and substance to a majority in interest of the Stockholders participating in such registration and which shall contain representations, warranties and agreements (including indemnification agreements to the effect and to the extent provided in Section 6.7) as are customarily included by an issuer in underwriting agreements with respect to secondary distributions. The Stockholders participating in such registration shall be parties to such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Stockholders. The Stockholders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Person, such Person’s Registrable Securities and its intended method of distribution and any other representation required by law.

(b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 6.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by a Participating Stockholder as provided in Section 6.2 and subject to the provisions of Section 6.2(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Participating Stockholders among the securities to be distributed by underwriters. The Participating Stockholders participating in the registration shall be party to the underwriting agreement between the Company and such underwriters and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Participating Stockholders. Except as provided in this sentence, the Participating Stockholders shall not be

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required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Person, such Person’s Registrable Securities and the intended method of distribution and any other representation required by law.

Section 6.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give each Stockholder participating in the registration, its underwriters, and its counsel and accountants and each Participating Stockholder the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of each such Stockholder, each Participating Stockholder and such underwriters’ counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

Section 6.6 Limitations, Conditions and Qualifications to Obligations Under Registration Covenants. The obligations of the Company to cause the Registrable Securities to be registered under the Securities Act are subject to each of the following limitations, conditions and qualifications:

The Company, by act of its Board of Directors, shall be entitled to postpone for a reasonable period of time (but not exceeding 90 days during any 12-month period) the filing or effectiveness of any registration statement otherwise required to be prepared and filed by it pursuant to Section 6.1 if the Board of Directors of the Company determines, in its reasonable judgment, that (i) the Company is in possession of material information that has not been disclosed to the public and the Board of Directors of the Company reasonably deems it to be advisable not to disclose such information at such time in a registration statement or (ii) such registration and offering would interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company and its Subsidiaries, taken as a whole, and, in any such case, the Company promptly gives each Stockholder written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing of a registration statement, a majority of the Stockholders shall have the right to withdraw the request for registration by giving written notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which the Stockholders are entitled pursuant to Section 6.1 hereof.

Section 6.7 Indemnification.

(a) Indemnification by the Company. In the event of any registration of any Registrable Securities under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the Stockholders and the Participating Stockholders, their respective directors, officers, agents, Affiliates, each other Person who

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participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls a Stockholder, a Participating Stockholder or any such underwriter within the meaning of the Securities Act, against any and all judgments, fines, penalties, charges, costs, amounts paid in settlement, losses, claims, damages, liabilities, expenses, or attorney fees, joint or several, incurred in investigation, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, including interest on the foregoing (“Indemnified Damages”), to which they or any of them may become subject under the Securities Act or any other statute or common law, insofar as any such Indemnified Damages arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the sale of such securities or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under blue sky or other securities laws of jurisdictions in which the Registrable Securities is offered (“Blue Sky Filing”), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of such registration statement (unless such statement is corrected in the final prospectus and the Company has previously furnished copies thereof to any Stockholder or Participating Stockholder seeking such indemnification and the Underwriters), or contained in the final prospectus (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto) if used within the period during which the Company is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained herein shall not apply to such Indemnified Damages to a particular Person to be indemnified hereunder arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such Person stating that it is for use in connection with preparation of the registration statement, any preliminary prospectus or final prospectus contained in the registration statement, any such amendment or supplement thereto or any Blue Sky Filing.

Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Stockholder, a Participating Stockholder or any such director, officer, agent, affiliate, underwriter or controlling Person and shall survive the transfer of such securities by a Stockholder or Participating Stockholder.

(b) Indemnification by a Stockholder. The Company may require, as a condition to including the Registrable Securities of a Stockholder or a Participating Stockholder in any registration statement filed pursuant to Section 6.1 or 6.2, that the Company shall have received an undertaking satisfactory to it from such Stockholder or such Participating Stockholder severally (in the same manner and to the same extent as each other Stockholder or Participating Stockholder) to

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indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 6.7) the Company, its officers and directors and each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act with respect to any untrue statement or alleged untrue statement in, or omission or alleged omission from, such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information such Stockholder or such Participating Stockholder furnished to the Company through an instrument duly executed by him specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, amendment or supplement, provided that such Stockholder or Participating Stockholder shall not indemnify the Company with respect to any such untrue statement or alleged untrue statement or omission or alleged omission which was subsequently corrected with information (contained in a writing in compliance with the requirements of this paragraph timely delivered to the Company) to be included in an amendment or supplement to such registration statement, preliminary prospectus or final prospectus, if such amendment or supplement would have avoided the liability otherwise subject to indemnification by such Stockholder or Participating Stockholder and the Company failed to deliver such amendment or supplement as necessary to avoid such liability.. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by the Stockholder or the Participating Stockholder to whom it relates. In no event shall any indemnity paid by a Stockholder or a Participating Stockholder to the Company or any other Person indemnified pursuant to Section 6.7(b) (or to whom contribution is paid pursuant to Section 6.7(e)), or otherwise, exceed individually or in the aggregate the proceeds (net of all applicable fees paid by such indemnifying party) received by such indemnifying party in such offering.

(c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 6.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 6.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. In the event that the indemnifying party advises an indemnified party that it will contest a claim for indemnification hereunder, or fails, within 30 days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost

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and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. If the indemnifying party does not assume such defense, the indemnified party shall keep the indemnifying party apprised at all times as to the status of the defense; provided, however, that the failure to keep the indemnifying party so informed shall not affect the obligations of the indemnifying party hereunder. Except as provided above with respect to contested indemnification claims and failures by an indemnifying party to act, no indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the indemnified party (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be surrogated to all rights of the indemnified party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

(d) Indemnification Payments. The indemnification required by this Section 6.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e) Contribution. If the indemnification provided for in this Section 6.7 shall for any reason be held by a court to be unavailable to an indemnified party under subparagraph (a) or (b) hereof in respect of any Indemnified Damages, then, in lieu of the amount paid or payable under subparagraph (a) or (b) hereof, the indemnified party and the indemnifying party under subparagraph (a) or (b) hereof shall contribute to the aggregate Indemnified Damages, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party with respect to the statements or omissions which resulted in such Indemnified Damages, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of Stockholders and Participating Stockholders to contribute as provided in this subparagraph (e) are several in proportion

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to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person’s consent, which consent shall not be unreasonably withheld.

(f) Other Rights, Liabilities. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the indemnified party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

(g) Other Indemnification and Contribution. Indemnification and contribution similar to that specified in the preceding subdivisions of this Section 6.7 (with appropriate modifications) shall be given by the Company and each Stockholder whose Registrable Shares are included in a registration and each other Participating Stockholder with respect to any required registration or other qualification of Registrable Securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

Section 6.8 Registration Expenses. The Company will pay all Registration Expenses (as defined below) in connection with any demand registrations and the first three registrations on Form S-3 of Registrable Securities; provided that in the case where a registration statement under Section 6.2 fails to become effective or fails to become effective as provided in Section 6.1(d), the Company shall additionally pay the fees and expenses of the Participating Stockholders’ counsel and of any other Person retained by them. Registration Expenses include all expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, including fees with respect to filings required to be made with the SEC and the National Association of Securities Dealers, Inc., fees and expenses of compliance with securities or blue sky laws, including, without limitation, reasonable fees and disbursements of counsel for the underwriters, all word processing, duplicating and printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel of the Company, one counsel for the participating stockholders (selected by a majority in interest of such participating stockholders) and of all independent certified public accountants of the Company (including the expenses of any special audit and “cold comfort” letters required by or incident to such performance), underwriters fees and disbursements (excluding underwriting discounts and commissions, SEC or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities), securities acts liability insurance if the Company so desires, fees and expenses of other Persons retained by the Company (all such expenses being herein called “Registration Expenses”). Registration Expenses shall not include underwriting discounts and commissions and transfer taxes, if any, and fees and expenses of any counsel to Participating Stockholders and other expenses of Participating Stockholders. Except as otherwise provided above, the Company will also pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

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Section 6.9 Certain Rights of Stockholders if Named in a Registration Statement. If any statement contained in a registration statement under the Securities Act refers to a Stockholder or a Participating Stockholder by name or otherwise as the holder of any securities of the Company, then a Stockholder or a Participating Stockholder shall have the right to require the insertion therein of language, in form and substance reasonably satisfactory to it and the Company, to the effect that its holdings do not necessarily make it a “controlling person” of the Company within the meaning of the Securities Act and is not to be construed as a recommendation of the investment quality of the Company’s securities covered thereby.

Section 6.10 Rule 144. If the Class C Common Stock is admitted to trading or listed on a national securities exchange, the Nasdaq National Market or NASDAQ, the Company shall take all actions and file all such information, documents and reports as shall be required to enable a Stockholder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

Section 6.11 Registration Rights. The Company covenants that it will not grant any right of registration under the Securities Act relating to any of its shares of capital stock or other securities to any Person other than pursuant to this Agreement, unless (i) the rights so granted to another Person do not limit or restrict the Stockholders’ right to request three demand registrations as provided for in Section 6.1 hereof at such times and covering such amount of Registrable Securities as the Stockholders determine (except as such timing or amount of Registrable Securities may otherwise be limited by the express terms of this Agreement) and (ii) the rights so granted to another Person do not limit or restrict the rights granted pursuant to Section 6.2 hereof to a Stockholder to have such Registrable Securities included in any registration by the Company under the Securities Act of any of its securities for its own account (except as such rights are otherwise expressly limited by the terms of this Agreement).

Section 6.12 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. A Stockholder who assigns its right to request a demand registration in connection with a sale, transfer or disposition of less than all of its Registrable Securities, shall with respect to its remaining Registrable Securities be entitled to have such shares included in any demand registration under Section 6.1 or any other registration under Section 6.2 and in either case, shall be deemed to be a “Participating Stockholder”. In addition, any other Person acquiring Registrable Securities from a Stockholder as to whom a Stockholder did not assign its rights under this Agreement shall be deemed to be a permitted transferee; provided, however, such Person shall be required to execute an undertaking agreeing to be bound by the terms of this Agreement, including the obligations imposed on a Participating Stockholder.

Section 6.13 Limitations on Sale or Distribution. If a registration under this Agreement shall be in connection with the initial public offering of equity securities of the Company, each holder of Registrable Securities hereby agrees not to effect any public sale or distribution, including any sale

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pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) within 180 days after the effective date of such registration statement or such shorter period requested by the applicable underwriter.

ARTICLE VII GENERAL

Section 7.1 Amendments, Waivers and Consents. For the purposes of this Agreement and all agreements executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof. This Agreement may not be amended or modified or any provision hereof waived without the joint written consent of the Company, a majority-in-interest of the Stockholders, and Preferred Stockholders holding not less than 67% of the shares of Class C Common Stock issued or issuable upon conversion of the Preferred Stock then held by such Preferred Stockholders; provided, that any party may waive any provision hereof intended for its benefit by written consent.

Section 7.2 Legend on Securities. The Company, each of the Stockholders acknowledge and agree that legend substantially in the following form shall be typed on each certificate evidencing any of the Company’s securities issued on or after the date hereof, held at any time by any Stockholder:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF AN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF July 17, 2000, INCLUDING THEREIN CERTAIN RESTRICTIONS ON TRANSFER. A COMPLETE AND CORRECT COPY OF THIS AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

Section 7.3 Governing Law. This Agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the State of Delaware, without giving effect to conflict of laws principles thereof.

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Section 7.4 Section Headings. The descriptive headings in this Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision thereof or hereof.

Section 7.5 Counterparts-Additional Parties. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document. The Company may permit persons who purchase or otherwise acquire Class B or Class C Common Stock from the Company after the date hereof to join as parties to this Agreement from time to time, by executing a signature page in the form attached hereto for execution by Stockholders; provided, however, that such signature page shall not be effective unless countersigned by the Company. The Company shall maintain a master copy of this Agreement, with all such signature pages attached thereto, and each such holder of Class B or Class C Common Stock who has so executed this Agreement shall be deemed to be a Stockholder under this Agreement for all purposes.

Section 7.6 Notices and Demands. Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand, telecopy, telex or other method of facsimile, or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing receipt of delivery, to the following addresses: if to the Company, at the addresses set forth on the signature pages hereto, or at any other address designated by the Company to the other parties hereto in writing; and if to the Stockholders, at the mailing address for notice as set forth in the books and records of the Company.

Section 7.7 Remedies; Severability. It is specifically understood and agreed that any breach of the provisions of this Agreement by any Person subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other remedies which they may have, such other parties may enforce their respective rights by actions for specific performance (to the extent permitted by law). The Company may refuse to recognize any unauthorized transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until the relevant party or parties have complied with all applicable provisions of this Agreement. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited, invalid or illegal under such applicable law, such provision shall be ineffective to the extent of such prohibition, invalidity or illegality, and such prohibition, invalidity or illegality shall not invalidate the remainder of such provision or the other provisions of this Agreement.

Section 7.8 Integration. This Agreement, including the exhibits, documents and instruments referred to herein or therein, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, including, without limitation, the Stockholders Agreement and the Registration Rights Agreement, each dated December 1, 1995, among the Company and the stockholders parties thereto.

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Section 7.9 Termination. With the exception of Sections 1.5 (a) (b), and Articles II, VI and VII, the provisions of this Agreement shall terminate and be of no further force and effect upon a Qualifying Public Offering pursuant to registration under the Securities Act of 1933, as amended.

Section 7.10 Maintenance of Small Business Eligibility. The Company covenants that, provided that the Stockholders comply with the applicable FCC rules and policies, it shall endeavor in good faith to maintain its eligibility as a Small Business (as such term is defined from time to time by the FCC) to the extent required by the FCC. Where any actions or omissions by the Company to its knowledge during the course of the initial license term require the Company to undertake measures to maintain such eligibility, the Company covenants that it will take such measures provided that the Stockholders reasonably cooperate with such efforts of the Company.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Stockholders Agreement as of the date first above written.

COMPANY:

MetroPCS, Inc.

By:	/s/ Roger D. Linquist
	Name:	Roger D. Linquist
	Title:	Chief Executive Officer

STOCKHOLDERS:

ACCEL IV L.P.

By:	Accel IV Associates L.P., its general partner

By:	/s/ G. Carter Sednaoui

Title:	General Partner

ACCEL KEIRETSU L.P.

By:	Accel Partners & Co., Inc., its general partner

By:	/s/ G. Carter Sednaoui

Title:	Chief Financial Officer

ACCEL INVESTORS ‘94 L.P.

By:	/s/ G. Carter Sednaoui

Title:	General Partner

ELLMORE C. PATTERSON PARTNERS

By:	/s/ Arthur C. Patterson

Title:	General Partner

PROSPER PARTNERS

By:	/s/ G. Carter Sednaoui

Title:	Attorney-in-Fact

ACCEL VII L.P.

By:	Accel VII Associates L.L.C., its general partner

By:	/s/ G. Carter Sednaoui

Title:	Managing Member

ACCEL INTERNET FUND III L.P.

By:	Accel Internet Fund III Associates LLC, its general partner

By:	/s/ G. Carter Sednaoui

Title:	Managing Member

ACCEL INVESTORS ‘99 L.P.

By:	/s/ G. Carter Sednaoui

Title:	General Partner

ACP FAMILY PARTNERSHIP L.P.

By:	/s/ Arthur C. Patterson

Title:	General Partner

THEODORE H. ASHFORD

By:	/s/ Theodore H. Ashford

AUCHINCLOSS WADSWORTH & CO., LP

By:	/s/ Elliot Wadsworth II

Title:	General Partner

ANDRE BAKAR

By:	/s/ Andre Bakar

RALPH BARUCH REVOCABLE TRUST

By:	/s/ Ralph M. Baruch

BATTERY VENTURES III, L.P.

By:	/s/ R. G. Barrett

BERKELEY INVESTMENTS LTD.

By:	/s/ Kishore Mirehandahi

Title:	Authorized Signatory

DENNIS A. BOVIN

By:	/s/ Dennis A. Bovin

BP AMOCO CORPORATION MASTER TRUST FOR EMPLOYEE PENSION PLANS

By:	/s/ John S. Ruey

Title:	Manager, Trust Investments, The Americas

ANNE HYDE PATTERSON TRUST U/A 1/31/23

By:	Brandywine Trust Co., Trustee

By:	/s/ Richard E. Carlson

Title:	President

ANNE HYDE PATTERSON TRUST U/W A.O. CHOATE / P.C.

By:	Brandywine Trust Co., Trustee

By:	/s/ Richard E. Carlson

Title:	President

CAROLINE CHOATE DE CHAZAL TRUST U/A 2/10/56

By:	Brandywine Trust Company, Trustee

By:	/s/ Richard E. Carlson

Title:	President

DAVID C. PATTERSON TRUST U/A 2/10/56

By:	Brandywine Trust Company, Trustee

By:	/s/ Richard E. Carlson

Title:	President

JANE CHOATE BECK TRUST U/A 2/10/56

By:	Brandywine Trust Company, Trustee

By:	/s/ Richard E. Carlson

Title:	President

BRANDYTRUST PRIVATE EQUITY PARTNERS, LP

By:	Brandywine Managers, LLC, General Partner

By:	/s/ Richard E. Carlson

Title:	Secretary & Treasurer

MICHAEL E. PATTERSON TRUST U/A 2/10/56

By:	Brandywine Trust Co., Trustee

By:	/s/ Richard E. Carlson

Title:	President

ROBERT E. PATTERSON TRUST U/A 2/10/56

By:	Brandywine Trust Company, Trustee

By:	/s/ Richard E. Carlson

Title:	President

THOMAS H.C. PATTERSON TRUST U/A 2/10/56

By:	Brandywine Trust Company, Trustee

By:	/s/ Richard E. Carlson

Title:	President

ASHTON DE PEYSTER

By:	/s/ Ashton de Peyster

PETER FOX

By:	/s/ Peter Fox

ROBERT GERARD

By:	/s/ Robert Gerard

C. BOYDEN GRAY

By:	/s/ C. Boyden Gray

PATRICIA G. HAMBRECHT

By:	/s/ Patricia G. Hambrecht

THE HAMILTON COMPANIES LLC

By:	/s/ Frederic C. Hamilton

Title:	President & Manager

ROBERT L. HARTEVELDT

By:	/s/ Robert L. Harteveldt

BETTY J. HICKMAN

By:	/s/ Betty J. Hickman

CITIVENTURE PRIVATE PARTICIPATIONS III

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

MICHAEL WALL

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

KME VENTURE III, LP

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

EVERMORE CORPORATION

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

SHIRLEY WONG SHUN YEE

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

CHEER IDYLL PROPERTY LTD.

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

TRENDLY INVESTMENTS

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

LECKWITH PROPERTY LTD.

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

DAVID R. JENSEN

By:	/s/ David R. Jensen

KURT W. JENSEN

By:	/s/ Kurt W. Jensen

LOUISE C. JENSEN

By:	/s/ Louise C. Jensen

SCOTT T. JENSEN

By:	/s/ Scott T. Jensen

KANE & CO. C/O CHASE MANHATTAN BANK

By:	/s/ Stephanie Kanu

Title:	Partner

DAVID KAPLAN

By:	/s/ David Kaplan

MITCHELL KAPOR

By:	/s/ Mitchell Kapor

LOS ANGELES COUNTY EMPLOYEES RETIREMENT ASSOCIATION

By:	/s/ Kenneth L. Shaffer

Title:	Chief Investment Officer

COREY A. LINQUIST

By:	/s/ Corey A. Linquist

JOHN R. LISTER

By:	/s/ John R. Lister

MALCOLM M. LORANG

By:	/s/ Malcolm M. Lorang

AL LOVERDE

By:	/s/ Al Loverde

SHARON LOVERDE

By:	/s/ Sharon Loverde

RALPH MACK

By:	/s/ Ralph Mack

MITSUI & CO. (U.S.A.), INC.

By:	/s/ Yasushi Okazaki

Title:	General Manager, Electrics & Information Business Division

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Phillip A. Smith

Title:	Director, Venture Capital

ONE LIBERTY FUND III L.P.

By:	One Liberty Partners III, LP, its general partner

By:	/s/ Edwin M. Kania, Jr.

Title:	General Partner

PARAGON VENTURE PARTNERS II, L.P.

By:	Paragon Venture Management Company II, L.P., its general partner

By:	/s/ John S. Lewis

Title:	General Partner

ANNE L. PATTEE

By:	/s/ Anne L. Pattee

GORDON B. PATTEE

By:	/s/ Gordon B. Pattee

ELLEN POSS

By:	/s/ Ellen Poss

PRIMUS CAPITAL FUND III LIMITED PARTNERSHIP

By:	Primus Venture Partners III Limited Partnership, its General Partner

By:	Primus Venture Partners, Inc., its general partner

By:	/s/ Steven Rothman

Title:	Secretary

SANI HOLDING, LTD. (BAHAMAS)

By:	/s/ I.C. Sani

Title:	President

STEVEN L. SCARI

By:	/s/ Steven L. Scari

DAVID SCHOENTHAL

By:	/s/ David Schoenthal

JOHN SCULLEY

By:	/s/ John Sculley

DOUGLAS SHARON

By:	/s/ Douglas Sharon

DENNIS G. SPICKLER

By:	/s/ Dennis G. Spickler

ELIZABETH ANN CAMPBELL NEE STOLLENWERCK TRUST

By:	/s/ Andrew L. Campbell

Title:	Trustee

TECHNOLOGY VENTURE ASSOCIATES III

By:	/s/ Craig R. Stapleton

Title:	General Partner

KENNETH R. TERRY

By:	/s/ Kenneth R. Terry

BETSY R. TERRY

By:	/s/ Betsy R. Terry

SALVATORE TIANO

By:	/s/ Salvatore Tiano

TRAILHEAD VENTURES, L.P.

By:	/s/ Mark C. Masur

Title:	General Partner

C. R. WELLING

By:	/s/ C. R. Welling

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Amended and Restated Stockholders Agreement (the “Agreement”) dated as of             , 2000 by and among MetroPCS, Inc. and the other parties named therein and for all purposes of the Agreement, the undersigned shall be included within the term Stockholder (as defined in the Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

___________________________________________________________________________________________________________

Facsimile No.                    .

[NAME OF UNDERSIGNED]

ANNEX A

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Accredited Investor” has the meaning set forth in Rule 501(a) under Regulation D of the Securities Act.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person.

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Class A Common Stock” means the shares of Class A Common Stock, par value $0.0001 per share, of the Company.

“Class B Common Stock” means the shares of Class B Common Stock, par value $0.0001 per share, of the Company.

“Class C Common Stock” means the shares of Class C Common Stock, par value $0.0001 per share, of the Company.

“Class C Shareholders” means the holders of the Class C Common Stock.

“Common Shares” or “Common Stock” means the Class A Common Stock, Class B Common Stock and Class C Common Stock.

“Company” means Metro PCS, Inc. a Delaware corporation.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Event of Default” is defined in Section 5.1 of the Notes.

1

“FCC” means the Federal Communications Commission.

“FCC Litigation” means the appeal styled, United States of America on behalf of the Federal Communications Commission v. GWI PCS1,Inc. et al., Docket No. 99-11294, pending before the United States Court of Appeals for the Fifth Circuit, and any appeal or petition for writ of certiorari arising therefrom or related thereto.

“Governmental Authority” means the government of

(i) the United States of America or any State or other political subdivision thereof, or

(ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(iii) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Holder” means, with respect to any share of Preferred Stock or Note, the Person in whose name such Preferred Stock or Note is registered in the Units Register.

“Initial Closing” is defined in Section 2.1 of the Securities Purchase Agreement.

“Initial Public Equity Offering” means a firm commitment underwritten initial sale to the public of common stock of the Company by an underwriter of national standing pursuant to an effective registration statement under the Securities Act (other than on Form S-8 or any other form relating to securities issuable under any benefit plan of the Company).

“Lucent Agreements” means the Credit Agreement, dated as of August 14, 1998, among the Company, MetroPCS Wireless, Inc. (“MWI”), Lucent Technologies Inc. (“Lucent”) and the lenders party thereto, the Note Purchase Agreement, dated as of August 14, 1998, among the Company, MWI and Lucent, the letter agreement, dated August 14, 1998, among the Company, MWI and Lucent, the Unsecured Creditors’ Credit Agreement, dated as of October 8, 1998, among the Company, Lucent and the lenders party thereto, and any agreements relating to the financing transactions contemplated in the foregoing agreements, as any of all of the above may be amended from time to time, provided that no such amendments (or related agreements) may increase the commitment amounts under such agreements, except for purposes of capitalizing accrued interest.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under the Securities Purchase Agreement, the Stockholders Agreement and the Series D Preferred Stock or Notes, or (c) the validity or enforceability of the Securities Purchase Agreement, the Stockholders Agreement and the Notes.

2

“Notes” is defined in the first recital of the Securities Purchase Agreement.

“Officer’s Certificate” means a certificate of an officer of the Company whose responsibilities extend to the subject matter of such certificate.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

“Purchasers” is defined in the preamble to the Securities Purchase Agreement.

“Qualifying Investor” means a “qualifying investor” as defined by the FCC and shall include Persons identified as qualifying investors in the Company’s applications and filings with the FCC.

“Qualified Public Offering” means an Initial Public Equity Offering which results in gross proceeds to the Company of at least $50 million in the aggregate, and which yields an adjusted equity valuation of two times the liquidation value of the Series D Preferred Stock.

“Required Holders” means, at any time, (a) with respect to Preferred Stock, the Holders of shares of Preferred Stock holding at least 66 2/3% of the aggregate outstanding liquidation preferences of such Preferred Stock, and (b) with respect to Notes, the Holders of at least a majority in principal amount of the Notes at the time outstanding (in either case, exclusive of, Preferred Stock or Notes then owned by the Company or any of its Affiliates).

“Responsible Officer” means any senior financial officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

“Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of July 17, 2000, among the Company, the Company’s Subsidiaries listed therein and the Purchasers listed therein.

“Series D Preferred Stock” means the shares of Series D Convertible Preferred Stock, par value $0.01 per share, of the Company.

“Stockholder” means any holder of any of the Company’s Common Stock.

“Stockholder Agreement” means the Company’s Amended and Restated Stockholders Agreement, dated July 17, 2000.

3

“Subsequent Closing” is defined in Section 2.2(a) of the Securities Purchase Agreement.

“Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned, directly or indirectly, by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Transaction Documents” means the Securities Purchase Agreement; the Stockholder Agreement, the Notes, and the Series D Preferred Stock.

“U.S. Dollar” and the symbol “$” each means dollars of the United States of America.

4

AMENDMENT NO. 1 TO

AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

dated as of November 13, 2000

Reference hereby is made to the AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of the 17th day of July 2000 (the “Stockholders Agreement”) by and among MetroPCS, Inc., a Delaware corporation (together with any successor thereto, the “Company”), Roger D. Linquist (“Linquist”), C. Boyden Gray (“Gray,” and together with Linquist, the “Class A Stockholders”), the stockholders listed on Schedule 1 thereto (the “Class B Stockholders”), the stockholders listed on Schedule 2 thereto (the “Class C Stockholders”), the stockholders listed on Schedule 3 thereto (the “Series C Preferred Stockholders”) and the stockholders listed on Schedule 4 thereto (the “Series D Preferred Stockholders,” and together with the Class A Stockholders, Class B Stockholders, Class C Stockholders, and Series C Preferred Stockholders, the “Stockholders”).

This AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (this “Amendment”) between the Company and the Stockholders provides as follows:

WHEREAS, the Stockholders currently own all issued and outstanding shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), Class C Common Stock, par value $0.0001 per share (the “Class C Common Stock” and together with the Class A Common Stock and Class B Common Stock, the “Common Stock”) and Series C Cumulative Convertible Participating Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”); and

WHEREAS, the Company and the Series D Preferred Stockholders entered into a Securities Purchase Agreement, dated as of July 17, 2000, pursuant to which, among other things, upon the occurrence of the Subsequent Closing, the Preferred Stockholders will have purchased shares of the Company’s Series D Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock” and together with the Series C Preferred Stock, the “Preferred Stock”), and the Preferred Stock is convertible into shares of Class C Common Stock; and

WHEREAS, the Company and the Series D Preferred Stockholders desire to enter into an Amendment No. 1 to Securities Purchase Agreement, dated as of November 13, 2000, which will provide, among other things, for the following modifications: (1) increase the issuance of the Preferred Stock to an aggregate liquidation preference of up to $300,000,000; (2) add new investors as additional purchasers of the Series D Preferred Stock, but not of the Notes; and (3) provide for the purchase of the first $150 million of the Series D Preferred Stock in three stages involving $25 million upon the Subsequent Closing (ii) up to $25 million upon the Second Preferred Closing as determined by the Board of Directors and (iii) up to $100 million (plus certain other amounts as set forth below) upon the Third Preferred Closing as determined by the Board of Directors; and

AMENDMENT NO. 1 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT - Page 1

WHEREAS, the execution and delivery of this Amendment is being sought in connection with the amendment of the Securities Purchase Agreement, as amended.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO AGREEMENT

Section A. Definitions. Section 1.3 of the Stockholders Agreement hereby is amended to delete and replace the first two sentences of such Section 1.3 and the definition of “Board of Directors” in their entirety, respectively, as follows and to add the definitions of “Qualified Public Offering” or “Qualifying Public Offering” and “Securities Purchase Agreement” as follows:

“Section 1.3 Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Unless otherwise defined in this Section 1.3 or in another provision of this Agreement, all of the other capitalized terms used herein have the meanings set forth on Annex A hereto.”

““Board” or “Board of Directors” means the Board of Directors of the Company.”

““Qualified Public Offering” or “Qualifying Public Offering” shall have the same meaning as “Qualified Public Offering” as set forth in Annex A to the Securities Purchase Agreement.”

““Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of July 17, 2000, by and among MetroPCS, Inc., a Delaware corporation, the “Subsidiaries” listed on Schedule 2 thereto and each of the “Purchasers” listed on Schedule 1 thereto, as amended by Amendment No. 1 to Securities Purchase Agreement, dated as of November 13, 2000, which collectively provides, among other matters, for the issuance and sale of the Series D Preferred Stock.”

Section B. Voting Rights. Section 2.2(b), (c) and (d) of the Stockholders Agreement hereby are deleted and replaced in their entirety with the following:

“(b) Voting Rights. Except as otherwise specifically provided in this Agreement, the Class C Stockholders as a class shall have the right to vote 49.9% of the Company’s voting interests on all matters. The Class C Stockholders shall elect four members of the Company’s Board of Directors (each, a “Class C Common Stock Director”) who collectively will have three (with each such member having a fractional

AMENDMENT NO. 1 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT - Page 2

vote in accordance with the Charter) of the seven total votes of the Company’s Board of Directors, all of whom shall be designated as provided in Section 2.2(c) hereof. Pursuant to the terms of the Charter and the By-Laws of the Company, each director elected by the Class C Stockholders pursuant to this Article 2.2 shall have a fractional vote, which fractional vote shall be determined by multiplying three (which number represents the collective votes held by the Class C Common Stock Directors) by a fraction, the numerator of which shall be the total number of shares of Class C Common Stock held on the date such vote is made by the Class C Stockholder (together with their Affiliates or subsidiaries) that designated such director pursuant to the terms of Section 2.2(c) hereof, and the denominator of which shall be the total number of outstanding shares of Class C Common Stock held by all Stockholders (together with its Affiliates or subsidiaries) entitled to designate a director pursuant to Section 2.2(c) hereof. Solely for the purposes of Section 2.2, the total number of shares of Class C Common Stock held by Pacific Capital Group and/or its Affiliates (collectively, “Pacific”) shall be deemed to include the shares of Class C Common Stock held by Pacific, Clarity Partners, L.P. and GC Dev. Co., Inc. (together with their respective Affiliates or subsidiaries).

(c) Designation of Directors. The Class C Stockholders agree to vote all of their shares of Class C Common Stock and to take all other actions necessary to cause the election and continuance in office as directors the following (the “Outside Directors”):

(i) One (1) individual nominated by Accel Partners (“Accel”); and

(ii) Three (3) individuals nominated by the Series D Preferred Stockholders, one of whom shall be designated by Chase Capital Partners and its Affiliates (collectively “Chase”), one of whom shall be designated by MC Venture Partners (“MC Partners”) and one of whom shall be designated by Pacific;

provided, however, that if one of the foregoing named Persons fails to deliver a Commitment as defined in and pursuant to the Securities Purchase Agreement for the purchase of Preferred Stock in an amount at least equal to $35 million or such named Person fails to purchase the Series D Preferred Stock in accordance with such Person’s Commitment (in either case, a “Commitment or Funding Failure”), then the foregoing right of such named Person to nominate an individual as a director of the Board pursuant to this subsection (c) shall be rescinded and cancelled and not become effective, except as otherwise provided below; provided, further however, that if within ten (10) Business Days following the delivery of notice of the occurrence of an Optional Revocation Date (as defined in the Securities Purchase Agreement), if one of the foregoing named Persons revokes such Person’s remaining Commitment to fund the purchase of Series D Preferred Stock (a “Commitment Revocation”), then, except as otherwise provided below, the foregoing right of such named Person to nominate an individual as a director of the Board pursuant to this subsection (c) shall terminate, cease and be of no further force and effect and the individual then serving as a director of the Board nominated by such Person shall immediately resign such director’s position on the Board as of the close of business on such tenth (10th) Business Day following the Optional Revocation Date. A Person, whose right to nominate a director is terminated pursuant to the previous sentence, shall

AMENDMENT NO. 1 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT - Page 3

have the right to designate an individual (including the resigning individual) as a board observer pursuant to subsection (d) below. In the case of either a Commitment or Funding Failure or a Commitment Revocation pursuant to the preceding sentence, the remaining Outside Directors shall have the option to reassign the foregoing right and to substitute and name another significant Stockholder to nominate an individual as a director of the Board pursuant to this subsection (c). In the event that, as a result of the foregoing provisions, there are no remaining Outside Directors, then the Stockholder who has the single largest equity interest in the Company, which is attributable to the ownership of the Series D Preferred Stock purchased pursuant to the Securities Purchase Agreement, shall be entitled to nominate an individual as a director of the Board pursuant to this subsection (c); provided, however, that such director shall not be included as an Outside Director for the purposes of approving any actions subject to a “Supermajority” approval under Section 3.1. Notwithstanding any provision to the contrary herein, the right of each Stockholder, which initially includes Accel, Chase, MC Partners and Pacific, to designate for nomination one director, respectively, pursuant to this subsection (c) shall continue hereunder only so long as such Stockholder (together with its Affiliates or subsidiaries) owns Series D Preferred Stock and Class C Common Stock that is equal to at least (i) 4% of the fully diluted equity of the Company or (ii) 50% of the total Series D Preferred Stock (or the Class C Common Stock issuable upon conversion thereof) purchased by such Person pursuant to the Securities Purchase Agreement.

(d) Visitation Rights. Any Stockholder that is granted a Board visitation right pursuant to the preceding subsection (c), and Battery Ventures, First Plaza Group, Clarity Partners, L.P., and Primus Venture Partners, Inc., in each case, shall be entitled to designate one individual to serve as a Board observer and upon the appointment of such individual as a Board observer by either a resolution of the Board or Stockholders, such individual shall be entitled to attend all meetings of the Board and receive all materials distributed to the Board. If the Board fails to timely adopt a resolution that appoints each of the individuals so entitled to serve as a Board observer, then the Class C Stockholders agree to vote all of their shares of Class C Common Stock and to take all other actions necessary to cause the appointment of each such individual as a Board observer. Notwithstanding any provision to the contrary herein, the foregoing right to designate an individual as a Board observer pursuant to this subsection (d) shall continue hereunder only so long as such Stockholder (together with its Affiliates or subsidiaries) owns Series D Preferred Stock and Class C Common Stock that is equal to at least fifty percent (50%) of the total Series D Preferred Stock (or the Class C Common Stock issuable upon conversion thereof) purchased by such Person pursuant to the Securities Purchase Agreement.

Section C. Supermajority Voting Rights. (1) The first paragraph of Section 3.1 of the Stockholders Agreement hereby is amended by deleting the clause: “(x) the affirmative vote of each of the three Outside Directors”; and inserting in its place the following clause: “(x) the affirmative vote of each of the Outside Directors”.

(2) Section 3.1 of the Stockholders Agreement is hereby amended (A) by deleting clause (i) that reads “(i) in connection with the Company’s initial public offering at a price per share

AMENDMENT NO. 1 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT - Page 4

which implies an adjusted equity valuation of the Series D Preferred Stock of at least $2,000 per share and which is expected to generate gross proceeds in an amount of equal to $50 million (a “Qualifying Public Offering)” and inserting in lieu thereof the following clause: “(i) in connection with a Qualified Public Offering by the Company;” and (B) by inserting at the end of the last parenthetical contained therein after the phrase “fair market value”, the clause, “as determined by the Board, including at least a majority of the Outside Directors.”

Section D. Co-Sale Option. Section 4.4(a) of the Stockholders Agreement hereby is amended by deleting the second parenthetical clause and inserting in lieu thereof “(provided they convert the shares of Preferred Stock to be sold as Class C Common Stock prior to the sale of the Offered Common Stock).”

Section E. Pre-Emptive Rights. The second paragraph of Section 5.1 of the Stockholders Agreement hereby is amended by deleting the word “two” from the following parenthetical clause: “(including at least two Outside Directors, in the case of option plans not in effect as of the date of this Agreement or in the case of amendments to such option plans)”; and inserting in its place the words “a majority (e.g., more than 50%) of the” into such clause.

Section F. Indemnification. Section 6.7(c) of the Stockholders Agreement hereby is amended by inserting after the second sentence thereof the following:

“If, in the reasonable judgment of the counsel to the indemnified party, having common counsel with an indemnifying party could result in a conflict of interest because of different or additional defenses that may be available to the indemnified party, then such indemnified party may employ at the indemnifying party’s expense separate counsel to represent or defend such indemnified party in such action, it being understood, however, that the indemnifying party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parities (in addition to local counsel) in such action or group of related actions arising out of the same facts or circumstances.”

ARTICLE II

MISCELLANEOUS

Section A. Ratification & Conflicts. The Stockholders Agreement as amended by this Amendment is ratified and confirmed, and shall remain in full force and effect. In the event of any conflict between the terms of the Stockholders Agreement and this Amendment, the terms and provisions of this Amendment shall govern and control.

Section B. Effectiveness. This Amendment shall only become effective upon the Stockholders Agreement becoming effective, which shall occur as of the Subsequent Closing (as defined in Annex A to the Securities Purchase Agreement).

Section C. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one

AMENDMENT NO. 1 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT - Page 5

instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

[SIGNATURE PAGES FOLLOW]

AMENDMENT NO. 1 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT - Page 6

IN WITNESS WHEREOF, the parties have executed this AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT as of the date first above written.

COMPANY:

MetroPCS, Inc.

By:	/s/ Roger D. Linquist

	Name:	Roger D. Linquist
	Title:	Chief Executive Officer

STOCKHOLDERS:

ACCEL IV L.P.

By:	Accel IV Associates L.P., its general partner

By:	/s/ G. Carter Sednaoui
Title:	General Partner

ACCEL KEIRETSU L.P.

By:	Accel Partners & Co., Inc., its general partner

By:	/s/ G. Carter Sednaoui
Title:	Chief Financial Officer

ACCEL INVESTORS ‘94 L.P.

By:	/s/ G. Carter Sednaoui
Title:	General Partner

ELLMORE C. PATTERSON PARTNERS

By:	/s/ Arthur C. Patterson
Title:	General Partner

PROSPER PARTNERS

By:	/s/ G. Carter Sednaoui
Title:	Attorney-in-Fact

ACCEL VII L.P.

By:	Accel VII Associates L.L.C., its general partner

By:	/s/ G. Carter Sednaoui
Title:	Managing Member

AMENDMENT NO. 1 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Pages

ACCEL INTERNET FUND III L.P.

By:	Accel Internet Fund III Associates LLC,
its general partner

By:	/s/ G. Carter Sednaoui
Title:	Managing Member

ACCEL INVESTORS ‘99 L.P.

By:	/s/ G. Carter Sednaoui
Title:	General Partner

ACP FAMILY PARTNERSHIP L.P.

By:	/s/ Arthur C. Patterson

Title:	General Partner

THEODORE H. ASHFORD

By:	/s/ Theodore H. Ashford

AUCHINCLOSS WADSWORTH & CO., LP

By:	/s/ Elliot Wadsworth II
Title:	General Partner

ANDRE BAKAR

By:	/s/ Andre Bakar

RALPH BARUCH REVOCABLE TRUST

By	/s/ Ralph M. Baruch

BATTERY VENTURES III, L.P.

By:	/s/ R. G. Barrett

AMENDMENT NO. 1 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Pages

BERKELEY INVESTMENTS LTD.

By:	/s/ Kishore Mirehandahi
Title:	Authorized Signatory

DENNIS A. BOVIN

By:	/s/ Dennis A. Bovin

ANNE HYDE PATTERSON TRUST U/A 1/31/23

By:	Brandywine Trust Co., Trustee

By:	/s/ Richard E. Carlson
Title:	President

ANNE HYDE PATTERSON TRUST U/W A.O. CHOATE / P.C.

By:	Brandywine Trust Co., Trustee

By:	/s/ Richard E. Carlson
Title:	President

CAROLINE CHOATE DE CHAZAL TRUST U/A 2/10/56

By:	Brandywine Trust Company, Trustee

By:	/s/ Richard E. Carlson
Title:	President

DAVID C. PATTERSON TRUST U/A 2/10/56

By:	Brandywine Trust Company, Trustee

By:	/s/ Richard E. Carlson
Title:	President

AMENDMENT NO. 1 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Pages

JANE CHOATE BECK TRUST U/A 2/10/56

By:	Brandywine Trust Company, Trustee

By:	/s/ Richard E. Carlson
Title:	President

BRANDYTRUST PRIVATE EQUITY PARTNERS, LP

By:	Brandywine Managers, LLC, General Partner

By:	/s/ Richard E. Carlson
Title:	Secretary & Treasurer

MICHAEL E. PATTERSON TRUST U/A 2/10/56

By:	Brandywine Trust Co., Trustee

By:	/s/ Richard E. Carlson
Title:	President

ROBERT E. PATTERSON TRUST U/A 2/10/56

By:	Brandywine Trust Company, Trustee

By:	/s/ Richard E. Carlson
Title:	President

THOMAS H.C. PATTERSON TRUST U/A 2/10/56

By:	Brandywine Trust Company, Trustee

By:	/s/ Richard E. Carlson
Title:	President

AMENDMENT NO. 1 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Pages

BP AMOCO CORPORATION MASTER TRUST FOR EMPLOYEE PENSION PLANS

By:	Chase Manhattan Bank, Trustee

By:	/s/ Peter Owen
Title:	Vice President

ASHTON DE PEYSTER

By:	/s/ Ashton de Peyster

PETER FOX

By:	/s/ Peter Fox

ROBERT GERARD

By:	/s/ Robert Gerard

C. BOYDEN GRAY

By:	/s/ C. Boyden Gray

RAKESH GUPTA

By:	/s/ Rakesh Gupta

PATRICIA G. HAMBRECHT

By:	/s/ Patricia G. Hambrecht

THE HAMILTON COMPANIES LLC

By:	/s/ Frederic C. Hamilton
Title:	President & Manager

AMENDMENT NO. 1 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Pages

ROBERT L. HARTEVELDT

By:	/s/ Robert L. Harteveldt

BETTY J. HICKMAN

By:	/s/ Betty J. Hickman

DAVID R. JENSEN

By:	/s/ David R. Jensen

ERIC R. JENSEN

By:	/s/ Eric R. Jensen

KURT WILLIAM JENSEN

By:	/s/ Kurt William Jensen

LOUISE C. JENSEN

By:	/s/ Louise C. Jensen

SCOTT T. JENSEN

By:	/s/ Scott T. Jensen

KANE & CO. C/O CHASE MANHATTAN BANK

By:	The Chase Manhattan Bank

By:	/s/ Monte P. Rosenthal
Title:	Assistant Vise President

DAVID KAPLAN

By:	/s/ David Kaplan

AMENDMENT NO. 1 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Pages

MITCHELL KAPOR

By:	/s/ Mitchell Kapor

KENWOOD CORPORATION

By:	/s/ Miyahara Nobuhiro
Title:	Manager, Corporate Planning

LOS ANGELES COUNTY EMPLOYEES RETIREMENT ASSOCIATION

By:	/s/ Kenneth L. Shaffer
Title:	Chief Investment Officer

ROGER D. LINQUIST

By:	/s/ Roger D. Linquist

COREY A. LINQUIST

By:	/s/ Corey A. Linquist

JOHN R. LISTER

By:	/s/ John R. Lister

MALCOLM M. LORANG

By:	/s/ Malcolm M. Lorang

AL LOVERDE

By:	/s/ Al Loverde

AMENDMENT NO. 1 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Pages

SHARON LOVERDE

By:	/s/ Sharon Loverde

RALPH MACK

By:	/s/ Ralph Mack

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ William Y. Cheng
Title:	Vice President

ONE LIBERTY FUND III L.P.

By:	One Liberty Partners III, LP,
its general partner

By:	/s/ Edwin M. Kania, Jr.
Title:	General Partner

PARAGON VENTURE PARTNERS II, L.P.

By:	Paragon Venture Management Company II, L.P.,
its general partner

By:	/s/ John S. Lewis
Title:	General Partner

ANNE L. PATTEE

By:	/s/ Anne L. Pattee

GORDON B. PATTEE

By:	/s/ Gordon B. Pattee

AMENDMENT NO. 1 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Pages

ELLEN POSS

By:	/s/ Ellen Poss

PRIMUS CAPITAL FUND III LIMITED PARTNERSHIP

By:	Primus Venture Partners III Limited
Partnership, its General Partner

By:	Primus Venture Partners, Inc.,
its general partner

By:	/s/ Steven Rothman
Title:	Secretary

PRIMUS CAPITAL FUND V LIMITED PARTNERSHIP

By:	Primus Venture Partners V L.L.C.,
its general partner

By:	/s/ Steven Rothman
Title:	Secretary and Treasurer

PRIMUS EXECUTIVE FUND V LIMITED PARTNERSHIP

By:	Primus Venture Partners V L.L.C.,
its general partner

By:	/s/ Steven Rothman
Title:	Secretary and Treasurer

STEVEN L. SCARI

By:	/s/ Steven L. Scari

CURTIS W. SCHADE

By:	/s/ Curtis W. Schade

AMENDMENT NO. 1 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Pages

DAVID SCHOENTHAL

By:	/s/ David Schoenthal

JOHN SCULLEY

By:	/s/ John Sculley

DOUGLAS SHARON

By:	/s/ Douglas Sharon

SONOMA WEST HOLDINGS, INC.

By:	/s/ Gary L. Hess
Title:	President and Chief Executive Officer

DENNIS G. SPICKLER

By:	/s/ Dennis G. Spickler

ELIZABETH ANN CAMPBELL NEE STOLLENWERCK TRUST

By:	/s/ Andrew L. Campbell
Title:	Trustee

TECHNOLOGY VENTURE ASSOCIATES III

By:	/s/ Craig R. Stapleton
Title:	General Partner

KENNETH R. TERRY

By:	/s/ Kenneth R. Terry

AMENDMENT NO. 1 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Pages

BETSY R. TERRY

By:	/s/ Betsy R. Terry

SALVATORE TIANO

By:	/s/ Salvatore Tiano

TRAILHEAD VENTURES, L.P.

By:	/s/ Mark C. Masur

Title:	General Partner

CURTIS R. WELLING

By:	/s/ Curtis. R. Welling

J. H. WHITNEY, IV L.P.

By:	/s/ Joseph T. McCullen, Jr.
Title:	Managing Director

WINSTON-THAYER PARTNERS

By:	/s/ A. Scott Andrews
Title:	Managing Director

AMENDMENT NO. 1 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Pages

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Facsimile No.
ACP FAMILY PARTNERSHIP L.P.

	By:	/s/ Arthur C. Patterson
General Partner

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Facsimile No. .

ACCEL INTERNET FUND III L.P.

	By:	Accel Internet Fund III Associates L.L.C.,
its general partner

	By:	/s/ G. Carter Sednaoui
Managing Member

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Facsimile No. .

ACCEL INVESTORS ‘99 L.P.

By:	/s/ G. Carter Sednaoui
General Partner

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Facsimile No. .

ACCEL VII L.P.

By:	Accel VII Associates L.L.C.
its general partner

By:	/s/ G. Carter Sednaoui
Managing Member

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Address:	75 State Street, Suite 2500
Boston, MA 02109
Facsimile No. (617) 345-7201

Print Name of Prospective Holder of Series D
Preferred Stock:

CHESTNUT STREET PARTNERS, INC.

By:	/s/ James F. Wade
Name:	James F. Wade
Title:	Vice President

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Facsimile No.                             .

Print Name of Prospective Holder of Series D Preferred Stock:

CLARITY PARTNERS, L.P.

By:	/s/ Barry Porter
Name:	Barry Porter
Title:	Managing General Partner

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Facsimile No.                                 .

Print Name of Prospective Holder of Series D Preferred Stock:

By:	/s/ Rakesh Gupta

Rakesh Gupta

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Facsimile No.                                 .

Print Name of Prospective Holder of Series D Preferred Stock:

By:	/s/ Robert L. Harteveldt

Robert L. Harteveldt

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Facsimile No.	(718) 242-8695

Print Name of Prospective Holder of Series D Preferred Stock:

KANE & CO. C/O THE CHASE MANHATTAN BANK

By:	The Chase Manhattan Bank

By:	/s/ Monte P. Rosenthal

Name:	Monte P. Rosenthal
Title:	Assistant Vice President

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Facsimile No.	310-499-5472

Print Name of Prospective Holder of Series D Preferred Stock:

METRO PCS INVESTORS LLC
360 North Crescent Drive
Beverly Hills, CA 90210

By:	/s/ Robert B. Webster

Name:	Robert B. Webster
Title:	Managing Director

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Address:	75 State Street, Suite 2500
Boston, MA 02109

Facsimile No.	(617) 345-7201

Print Name of Prospective Holder of Series D Preferred Stock:

M/C VENTURE INVESTORS, LLC

By:	/s/ James F. Wade

Name:	James F. Wade
Title:	Manager

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Address:	75 State Street, Suite 2500
Boston, MA 02109

Facsimile No.	(617) 345-7201

Print Name of Prospective Holder of Series D Preferred Stock:

M/C VENTURE PARTNERS IV, L.P.

By:	M/C VP IV, LLC, its General Partner

By:	/s/ James F. Wade

Name:	James F. Wade
Title:	Manager

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Address:	75 State Street, Suite 2500
Boston, MA 02109

Facsimile No.	(617) 345-7201

Print Name of Prospective Holder of Series D Preferred Stock:

M/C VENTURE PARTNERS V, L.P.

By:	M/C VP V, LLC, its General Partner

By:	/s/ James F. Wade

Name:	James F. Wade
Title:	Manager

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Facsimile No.

PRIMUS CAPITAL FUND V LIMITED PARTNERSHIP

By:	Primus Venture Partners V L.L.C., its General Partner By: /s/ Jeffrey T. Milius

Name: Jeffrey T. Milius Title: Principal

PRIMUS EXECUTIVE FUND V LIMITED PARTNERSHIP

By:	Primus Venture Partners V L.L.C., its General Partner By: /s/ Jeffrey T. Milius

Name: Jeffrey T. Milius Title: Principal

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Facsimile No.

Print Name of Prospective Holder of Series D Preferred Stock:

By:	/s/ John Sculley

John Sculley

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Address:	1448 Industrial Avenue
Sebastopol, CA 95472

Facsimile No. (707) 824-2545

Print Name of Prospective Holder of Series D Preferred Stock:

SONOMAWEST HOLDINGS, INC.

By:	/s/ Gary L. Hess
Name:	Gary L. Hess
Title:	President/CEO

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Facsimile No.                             .

Print Name of Prospective Holder of Series D
Preferred Stock:

TECHNOLOGY VENTURE ASSOCIATES III

By:	/s/ Craig R. Stapleton
Name:	Craig R. Stapleton
Title:	General Partner

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Facsimile No.                             .

Print Name of Prospective Holder of Series D Preferred Stock:

By:	/s/ Salvatore Tiano
Salvatore Tiano

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Facsimile No.                             .

Print Name of Prospective Holder of Series D Preferred Stock:

TRAILHEAD VENTURES, L.P.

By:	/s/ Mark C. Masur
Name:	Mark C. Masur
Title:	General Partner

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Facsimile No.                             .

Print Name of Prospective Holder of Series D Preferred Stock:

WINSTON-THAYER PARTNERS, L.P.

By:	/s/ A. Scott Andrews
Name:	A. Scott Andrews
Title:	Managing Partner

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 13, 2000 (the “Amendment”) by and among MetroPCS Inc. and the other parties named therein and for all purposes of the Amendment, the undersigned shall be included within the term Stockholder (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Facsimile No. 617-423-4647

Print Name of Prospective Holder of Series D Preferred Stock:

By:	/s/ Joseph T. McCullen, Jr.
Joseph T. McCullen, Jr.

AMENDMENT NO. 2 TO

AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

dated as of January 4, 2001

Reference hereby is made to the AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of July 17, 2000, as amended by Amendment No. 1 thereto dated as of November 13, 2000 (as so amended, the “Prior Stockholders Agreement”) by and among MetroPCS, Inc., a Delaware corporation (together with any successor thereto, the “Company”), Roger D. Linquist (“Linquist”), C. Boyden Gray (“Gray,” and together with Linquist, the “Class A Stockholders”), the stockholders listed on Schedule 1 thereto (the “Class B Stockholders”), the stockholders listed on Schedule 2 thereto (the “Class C Stockholders”), the stockholders listed on Schedule 3 thereto (the “Series C Preferred Stockholders”) and the stockholders listed on Schedule 4 thereto (the “Series D Preferred Stockholders,” and together with the Class A Stockholders, Class B Stockholders, Class C Stockholders, and Series C Preferred Stockholders, the “Stockholders”).

This AMENDMENT NO. 2 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of January 4, 2001 (this “Amendment No. 2”) between the Company and the Stockholders is entered into pursuant to Section 7.1 of the Stockholders Agreement for the purpose of modifying and adding certain provisions of and to the Prior Stockholders Agreement. Initially capitalized terms used herein not otherwise defined shall have the meanings set forth in the Stockholders Agreement, including Annex A thereto.

WHEREAS, the Stockholders currently own all issued and outstanding shares of the Company’s Common Stock and Series D Preferred Stock and the Company and the Series D Preferred Stockholders have entered into a Securities Purchase Agreement pursuant to which the Company and the Series D Preferred Stockholders have agreed to the issuance and purchase of the Company’s Series D Convertible Preferred Stock, par value $0.0001 per share, with an aggregate liquidation value of up to $300 million; and

WHEREAS, in connection with Amendment No. 4 to Securities Purchase Agreement, the Company and the Stockholders desire to amend the Prior Stockholders Agreement as follows: (1) amend Sections 2.1 and 3.2 to provide for the termination of the special voting rights of the Class A. Stockholders and the supermajority voting rights upon certain events; (2) amend Section 2.2 to provide for three directors for the Class C Common Stockholders with one nominated by Accel, one by MC Venture Partners and one by the holders of the Series D Preferred Stock and to provide for supermajority voting by only the two Outside Directors being nominated by Accel and MC Venture Partners; (3) amend Section 3.1 to clarity the supermajority voting rights; (4) amend Section 4.1 to reference the provisions of the Certificate of Designations for the Series D Preferred Stock that provide certain additional liquidation preference rights upon certain sales of assets of the Company and additional co-sale rights to receive an equivalent portion of their liquidation preference from a sale of 1% or more of the voting stock of the Company; (5) amend Section 5.1 to clarify that the Stockholders’ pre-emptive rights do not apply to the Series D Preferred Stock being sold pursuant to the Securities Purchase Agreement; and (6) amend and add certain definitions in Annex A.

AMENDMENT NO. 2 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Page 1

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO STOCKHOLDERS AGREEMENT

Section A. Termination of Special Voting Rights.

1. Section 2.1 (a) of the Prior Stockholders Agreement hereby is amended and restated in its entirety to read as follows:

“(a) Voting Rights. Until a Class A Voting Termination Event (as defined below) has occurred, the Class A Stockholders as a class and at all times during shall have the right to vote 50.1% of the Company’s voting interests and to elect four members of the Company’s Board of Directors (who will represent four of the seven votes of the Company’s Board of Directors) as provided in Section 2.1(b) hereof. A “Class A Voting Termination Event” shall occur upon the earlier of (1) ten years following the grant of a PCS license (as the term is defined from time to time by the FCC) to the Company, or (2) the occurrence of the following (i) the receipt by the Company and the Board of Directors of a legal opinion from regulatory counsel of nationally recognized standing to the effect that the FCC requirements for eligibility as a Small Business (as such term is defined by the FCC) are no longer applicable to the Company and that the voting rights of the Class A Common Stock and the Class C Common Stock can be modified in a manner that eliminates the special voting rights (as contemplated below) and such modification is permitted under the applicable FCC rules, regulations or policies, and (ii) the approval by the Board of Directors and the approval by the Outside Directors of such modification of the voting rights to eliminate such special voting rights (as contemplated below). Notwithstanding any provision to the contrary herein, upon a Class A Voting Termination Event the Company, the Board of Directors and the Stockholders shall use their reasonable best efforts to amend the provisions of the Stockholders Agreement, the Charter and the Bylaws of the Company as each relates to the special voting rights of the Class A Stockholders and the Class C Common Stockholders in a manner to provide for (1) the Class A Common Stockholders and the Class C Common Stockholders to vote on a one vote per share basis of Common Stock (including Preferred Stock on an as converted basis), (2) the reduction of the number of directors elected by the Class A Stockholders as a class from four to two directors, with these two directors being nominated one by Linquist and second by Gray, and the reduction of the total directors on the Board from seven to five directors, (3) any of the five director positions that are not nominated in accordance with the provisions of the Agreement shall be nominated and elected by the Stockholders of the relevant class voting on a one voter per share basis, and (4) the elimination of the supermajority voting rights in Article III.”

AMENDMENT NO. 2 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Page 2

2. Section 3.2 of the Prior Stockholders Agreement hereby is amended and restated in its entirety to read as follows: “Section 3.2 Qualifying Public Offering. Upon the earlier of the consummation of the Qualifying Public Offering or a Class A Voting Termination Event, the foregoing supermajority voting rights and any Outside Director voting rights will no longer be applicable.”

Section B. Nomination and Voting Rights of Class C Common Stock Directors. Section 2.2(b), (c) and (d) of the Prior Stockholders Agreement hereby are deleted and replaced in their entirety with the following:

“(b) Voting Rights. Except as otherwise specifically provided in this Agreement, the Class C Stockholders as a class shall have the right to vote 49.9% of the Company’s voting interests on all matters. The Class C Stockholders shall elect three (3) members of the Company’s Board of Directors (each, a “Class C Common Stock Director”) each of whom will have one vote per member and who collectively will have three (3) of the seven total votes of the Company’s Board of Directors, all of whom shall be designated as provided in Section 2.2(c) hereof; provided that the foregoing Board voting rights of each Class C Common Stock Director shall be subject to any applicable provisions of the Bylaws, the Charter and Delaware law, as applied with the later controlling any conflicting provisions of the earlier or this Stockholders Agreement.

(c) Designation of Directors. The Class C Stockholders agree to vote all of their shares of Class C Common Stock and to take all other actions necessary to cause the election or appointment and continuance in office as the Class C Common Stock Directors the following:

(i) One (1) individual nominated by Accel Partners (together with its Affiliates, “Accel”);

(ii) One (1) individual nominated by MC Venture Partners (together with its Affiliates, “MC Partners”); and

(iii) One (1) individual nominated by the Series D Preferred Stockholders; provided, that each of the Class C Common Stock Directors and each of the Board Observers, who in each case is serving in such role immediately prior to such nomination, shall have the right to select one name of an individual to be considered for such nomination by the Series D Preferred Stockholders;

For purposes of this Stockholders Agreement (including without limitation the supermajority voting rights under Section 3.1 of the Stockholders Agreement), the “Outside Directors” shall include each of the directors elected or appointed pursuant to the nomination by Accel and MC Partners. The director elected or appointed pursuant to the nomination by the Series D Preferred Stockholders pursuant to clause (iii) above shall not be included as an Outside Director for purposes of this Stockholders Agreement.

Notwithstanding any provision to the contrary herein, if MC Partners fails to deliver a Commitment as defined in and pursuant to the Securities Purchase Agreement

AMENDMENT NO. 2 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Page 3

for the purchase of Preferred Stock in an amount at least equal to $35 million or MC Partners fails to purchase the Series D Preferred Stock in accordance with its Commitment for three years from the date of the Subsequent Closing (in either case, a “Commitment or Funding Failure”), then the foregoing right of MC Partners to nominate an individual as a director of the Board pursuant to this subsection (c) shall be rescinded and cancelled and not become effective, except as otherwise provided below; provided, further however, that if on or before January 8, 2001, MC Partners revokes its remaining Commitment to fund the purchase of Series D Preferred Stock (a “Commitment Revocation”), then, except as otherwise provided below, the foregoing right of MC Partners to nominate an individual as a director of the Board pursuant to this subsection (c) shall terminate, cease and be of no further force and effect and the individual then serving as a director of the Board nominated by MC Partners shall immediately resign such director’s position on the Board as of the close of business on January 8, 2001. If MC Partners right to nominate a director is terminated pursuant to the previous sentence, then MC Partners shall have the right to designate an individual (including the resigning individual) as a Board Observer pursuant to subsection (d) below. In the case of either a Commitment or Funding Failure or a Commitment Revocation pursuant to the second preceding sentence, the remaining Outside Director shall reassign the foregoing right and to substitute and name of the largest Series D Preferred Stockholder to nominate an individual as a director of the Board pursuant to this subsection (c). In the event that, as a result of the foregoing provisions, there are no remaining Outside Directors, then the Stockholder who has the single largest equity interest in the Company, which is attributable to the ownership of the Series D Preferred Stock purchased pursuant to the Securities Purchase Agreement, shall be entitled to nominate an individual as a Class C Common Stock Director of the Board pursuant to this subsection (c). Notwithstanding any provision to the contrary herein, the right of each Stockholder, on an individual basis, which initially includes Accel and MC Partners, to designate for nomination one director as an Outside Director, respectively, pursuant to this subsection (c) shall continue hereunder only so long as such Stockholder (together with its Affiliates or subsidiaries) owns Series D Preferred Stock and Class C Common Stock that is equal to at least (i) 4% of the fully diluted equity of the Company or (ii) 50% of the total Series D Preferred Stock (or the Class C Common Stock issuable upon conversion thereof) purchased by such Person pursuant to the Securities Purchase Agreement.

(d) Visitation Rights. Any Stockholder that is granted a Board visitation right pursuant to the preceding subsection (c), and Whitney Acquisition II, Corp., Battery Ventures, First Plaza Group, Clarity Partners, L.P., Technology Ventures and Primus Venture Partners, Inc., in each case (including any of their respective Affiliates), shall be entitled to designate one individual to serve as an observer of all Board meetings and proceedings (each, a “Board Observer”) and upon the appointment of such individual as a Board Observer by either a resolution of the Board or Stockholders, such individual shall be entitled to attend all meetings of the Board and receive all materials distributed to the Board. If the Board fails to timely adopt a resolution that appoints each of the individuals so entitled to serve as a Board Observer, then the Class C Stockholders agree to vote all of their shares of Class C Common Stock and to take all other actions necessary to cause the appointment of each such individual as a Board Observer. Notwithstanding any provision to the contrary herein, the foregoing right to designate an individual as a Board

AMENDMENT NO. 2 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Page 4

Observer pursuant to this subsection (d) shall continue hereunder only so long as such Stockholder (together with its Affiliates or subsidiaries) owns Series D Preferred Stock and Class C Common Stock that is equal to at least fifty percent (50%) of the total Series D Preferred Stock (or the Class C Common Stock issuable upon conversion thereof) purchased by such Person pursuant to the Securities Purchase Agreement. The Board of Directors shall have the right, in its discretion, to grant Board visitation rights to other Persons.”

Section C. Supermajority Voting Rights. Section 3.1 of the Stockholders Agreement is amended (A) by deleting the clause at the end of the last parenthetical contained therein after the phrase “fair market value”, that reads, “as determined by the Board, including at least a majority of the Outside Directors.” and (B) by inserting at the end of the last parenthetical contained therein after the phrase “fair market value”, the clause, “as determined by the Board, including each of the Outside Directors.”

Section D. Amendment to Section 4.1. Section 4.1 of the Prior Stockholders Agreement is amended to add the following paragraph at the end thereof:

“Notwithstanding Section 4.4, prior to the second anniversary of the date on which Amendment One to Sixth Amended and Restated Certificate of Incorporation of the Company is filed in the State of Delaware, the Series D Preferred Stock liquidation preference provisions set forth in Section 6 of the Certificate of Designations shall apply to any Preferred Co-Sale Event (as defined in the Certificate of Designations); provided that a transfer the voting stock involving a Preferred Co-Sale Event shall be subject to Section 4.3. Upon any Preferred Co-Sale Event, each Selling Stockholder (as defined in the Certificate of Designations) shall comply with the applicable provisions of Section 6 of the Certificate of Designations.”

Section E. Amendment to Section 5.1. Section 5.1 of the Prior Stockholders Agreement is amended to add the following proviso clause at the end of the second sentence in the first paragraph of Section 5.1 as follows: “; provided, however, that the foregoing preemptive rights shall not apply to any offer, sale or issuance of Series D Preferred Stock pursuant to the Securities Purchase Agreement”

Section F. Amendments to Defined Terms in Annex A.

1. Annex A to the Prior Stockholders Agreement is amended to add the following definition thereto:

“Certificate of Designations” means the Amended and Restated Certificate of Designations, Preferences and Rights for Series D Convertible Preferred Stock of MetroPCS, Inc., as amended by Amendment One to the Company’s Sixth Amended and Restated Certificate of Incorporation.

2. The definition of “Qualified Public Offering” set forth in Annex A to the Prior Stockholders Agreement is amended and restated in its entirety to read as follows:

AMENDMENT NO. 2 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Page 5

“Qualified Public Offering” or “Qualifying Public Offering” means an Initial Public Equity Offering which results in gross proceeds to the Company of at least $100 million in the aggregate, and which yields an adjusted equity valuation of two times the liquidation value of the Series D Preferred Stock.

3. The definition of “Securities Purchase Agreement” set forth in Annex A to the Prior Stockholders Agreement is amended and restated in its entirety to read as follows:

“Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of July 17, 2000, as amended by Amendment No. 1 thereto dated as of November 13, 2000, as further amended by Amendment No. 2 thereto dated as of December 12, 2000, as further amended by Amendment No. 3 thereto dated as of December 19, 2000, and as further amended by Amendment No. 4 thereto dated as of January 4, 2001, by and among the Company, the Company’s Subsidiaries listed on Schedule 2 thereto and each of the Purchasers listed on Schedule 1 thereto, as the same may be further amended or supplemented from time to time. The Securities Purchase Agreement provides, among other matters, for the issuance and sale of the Series D Preferred Stock.

4. The definition of “Stockholders Agreement” set forth in Annex A to the Prior Stockholders Agreement is amended and restated in its entirety to read as follows:

“Stockholders Agreement” means the Amended and Restated Stockholders Agreement dated as of July 17, 2000, as amended by Amendment No. 1 thereto dated as of November 13, 2000, and as further as amended by Amendment No. 2 thereto dated as of January 4, 2001, by and among the Company, the Class A Stockholders (consisting of Roger D. Linquist and C. Boyden Gray), the Class B Stockholders listed on Schedule 1 thereto, the Class C Stockholders listed on Schedule 2 thereto, the Series C Preferred Stockholders listed on Schedule 3 thereto, and the Series D Preferred Stockholders listed on Schedule 4 thereto, as the same may be further amended or supplemented from time to time.

ARTICLE II

MISCELLANEOUS

Section A. Ratification & Conflicts. The Prior Stockholders Agreement as amended by this Amendment No. 2 is ratified and confirmed, and shall remain in full force and effect. In the event of any conflict between the terms of the Prior Stockholders Agreement and this Amendment No. 2, the terms and provisions of this Amendment No. 2 shall govern and control.

Section B. Effectiveness. Subject to Section 7.1 of the Stockholders Agreement, this Amendment No. 2 shall be effective as of the date first set forth above.

AMENDMENT NO. 2 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Page 6

Section C. Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

[SIGNATURE PAGES FOLLOW]

AMENDMENT NO. 2 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Page 7

IN WITNESS WHEREOF, the parties have executed this AMENDMENT NO. 2 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT as of the date first above written.

COMPANY:

MetroPCS, Inc.

By:	/s/ Roger D. Linquist
	Name:	Roger D. Linquist
	Title:	Chief Executive Officer

STOCKHOLDERS:

ROGER D. LINQUIST

By:	/s/ Roger D. Linquist

ACCEL IV L.P.

By:	Accel IV Associates L.P., its general partner

By:	/s/ G. Carter Sednaoui

Title:	General Partner

ACCEL KEIRETSU L.P.

By:	Accel Partners & Co., Inc., its general partner

By:	/s/ G. Carter Sednaoui

Title:	Chief Financial Officer

ACCEL INVESTORS ‘94 L.P.

By:	/s/ G. Carter Sednaoui

Title:	General Partner

ELLMORE C. PATTERSON PARTNERS

By:	/s/ Arthur C. Patterson

Title:	General Partner

PROSPER PARTNERS

By:	/s/ G. Carter Sednaoui

Title:	Attorney-in-Fact

ACCEL VII L.P.

By:	Accel VII Associates L.L.C., its general partner

By:	/s/ G. Carter Sednaoui

Title:	Managing Member

AMENDMENT NO. 2 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Page

ACCEL INTERNET FUND III L.P.

By:	Accel Internet Fund III Associates LLC, its general partner

By:	/s/ G. Carter Sednaoui

Title:	Managing Member

ACCEL INVESTORS ‘99 L.P.

By:	/s/ G. Carter Sednaoui

Title:	General Partner

ACP FAMILY PARTNERSHIP L.P.

By:	/s/ Arthur C. Patterson

Title:	General Partner

AUCHINCLOSS WADSWORTH & CO., LP

By:	/s/ Elliot Wadsworth II

Title:	General Partner

BP AMOCO CORPORATION MASTER TRUST FOR EMPLOYEE PENSION PLANS

By:	Chase Manhattan Bank, Trustee

By:	/s/ Lisa C. Miller

Title:	Assistant Vice President

BATTERY VENTURES III, L.P.

By:	/s/ R. G. Barrett

RALPH BARUCH REVOCABLE TRUST

By:	/s/ Ralph M. Baruch

AMENDMENT NO. 2 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Page

BERKELEY INVESTMENTS LTD.

By:	/s/ Kishore Mirehandahi

Title:	Director

DENNIS A. BOVIN

By:	/s/ Dennis A. Bovin

ANNE HYDE PATTERSON TRUST U/A 1/31/23

By:	Brandywine Trust Co., Trustee

By:	/s/ Richard E. Carlson

Title:	President

ANNE HYDE PATTERSON TRUST U/W A.O. CHOATE / P.C.

By:	Brandywine Trust Co., Trustee

By:	/s/ Richard E. Carlson

Title:	President

CAROLINE CHOATE DE CHAZAL TRUST U/A 2/10/56

By:	Brandywine Trust Company, Trustee

By:	/s/ Richard E. Carlson

Title:	President

DAVID C. PATTERSON TRUST U/A 2/10/56

By:	Brandywine Trust Company, Trustee

By:	/s/ Richard E. Carlson

Title:	President

AMENDMENT NO. 2 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Page

JANE CHOATE BECK TRUST U/A 2/10/56

By:	Brandywine Trust Company, Trustee

By:	/s/ Richard E. Carlson

Title:	President

BRANDYTRUST PRIVATE EQUITY PARTNERS, LP

By:	Brandywine Managers, LLC, General Partner

By:	/s/ Richard E. Carlson

Title:	Secretary & Treasurer

MICHAEL E. PATTERSON TRUST U/A 2/10/56

By:	Brandywine Trust Co., Trustee

By:	/s/ Richard E. Carlson

Title:	President

ROBERT E. PATTERSON TRUST U/A 2/10/56

By:	Brandywine Trust Company, Trustee

By:	/s/ Richard E. Carlson

Title:	President

THOMAS H.C. PATTERSON TRUST U/A 2/10/56

By:	Brandywine Trust Company, Trustee

By:	/s/ Richard E. Carlson

Title:	President

CCP/METROPCS LLC

By:	/s/ Michael R. Hannon

Title:	Partner

AMENDMENT NO. 2 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Page

CLARITY PARTNERS

By:	/s/ Barry Porter

Title:	Managing General Partner

ASHTON DE PEYSTER

By:	/s/ Ashton de Peyster

FIRST PLAZA GROUP TRUST

By:	The Chase Manhattan Bank, Trustee

By:	/s/ John F. Weeda

Title:	Vice President

RAKESH GUPTA

By:	/s/ Rakesh Gupta

GEORGE A. HAMBRECHT

By:	/s/ George A. Hambrecht

PATRICIA G. HAMBRECHT

By:	/s/ Patricia G. Hambrecht

THE HAMILTON COMPANIES LLC

By:	/s/ Frederic C. Hamilton

Title:	President & Manager

ROBERT L. HARTEVELDT

By:	/s/ Robert L. Harteveldt

AMENDMENT NO. 2 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Page

SHIRLEY WONG SHUN YEE

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

LECKWITH PROPERTY LTD.

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

CHEER IDYLL PROPERTY LTD.

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

MICHAEL WALL

By:	Invesco Private Capital, Inc., his investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

KME VENTURE III, LP

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

MITCHELL KAPOR

By:	/s/ Mitchell Kapor

AMENDMENT NO. 2 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Page

COREY A. LINQUIST

By:	/s/ Corey A. Linquist

JOHN R. LISTER

By:	/s/ John R. Lister

MALCOLM M. LORANG

By:	/s/ Malcolm M. Lorang

LOS ANGELES COUNTY EMPLOYEES RETIREMENT ASSOCIATION

By:	/s/ Kenneth L. Shaffer

Title:	Chief Investment Officer

ALBERT S. LOVERDE

By:	/s/ Albert S. Loverde

SHARON P. LOVERDE

By:	/s/ Sharon P. Loverde

M/C VENTURE PARTNERS V, L.P.

By:	M/C VP V, LLC, its General Partner

By:	/s/ James F. Wade

Title:	Manager

M/C VENTURE INVESTORS, LLC

By:	/s/ James F. Wade

Title:	Manager

CHESTNUT STREET PARTNERS, INC.

By:	/s/ James F. Wade

Title:	Vice President

AMENDMENT NO. 2 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Page

JOSEPH T. MCCULLEN, JR.

By:	/s/ Joseph T. McCullen, Jr.

RALPH MACK

By:	/s/ Ralph Mack

MARK C. MASUR

By:	/s/ Mark C. Masur

METROPCS INVESTORS LLC

By:	/s/ Robert B. Webster

Title:	Managing Director

ONE LIBERTY FUND III L.P.

By:	One Liberty Partners III, LP, its general partner

By:	/s/ Edwin M. Kania, Jr.

Title:	General Partner

PARAGON VENTURE PARTNERS II, L.P.

By:	Paragon Venture Management Company II, L.P., its general partner

By:	/s/ John S. Lewis

Title:	General Partner

GORDON B. PATTEE

By:	/s/ Gordon B. Pattee

ELLEN M. POSS

By:	/s/ Ellen M. Poss

AMENDMENT NO. 2 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Page

PRIMUS CAPITAL FUND III LIMITED PARTNERSHIP

By:	Primus Venture Partners III Limited Partnership, its General Partner

By:	Primus Venture Partners, Inc., its general partner

By:	/s/ Steven Rothman

Title:	Secretary

PRIMUS CAPITAL FUND V LIMITED PARTNERSHIP

By:	Primus Venture Partners V L.L.C., its general partner

By:	/s/ Jeffrey J. Milius

Title:	Principal

PRIMUS EXECUTIVE FUND V LIMITED PARTNERSHIP

By:	Primus Venture Partners V L.L.C., its general partner

By:	/s/ Jeffrey J. Milius

Title:	Principal

SANI HOLDING LTD. (BAHAMAS)

By:	/s/ Ishwar C. Sani

Title:	President/Director

STEVEN L. SCARI

By:	/s/ Steven L. Scari

DAVID SCHOENTHAL

By:	/s/ David Schoenthal

AMENDMENT NO. 2 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Page

JOHN SCULLEY

By:	/s/ John Sculley

SCULLEY PARTNERS

By:	/s/ John Sculley

Title:	Partner

DOUGLAS SHARON

By:	/s/ Douglas Sharon

SONOMA WEST HOLDINGS, INC.

By:	/s/ Gary L. Hess

Title:	President and Chief Executive Officer

TECHNOLOGY VENTURE ASSOCIATES III

By:	/s/ Craig R. Stapleton

Title:	General Partner

SALVATORE A. TIANO

By:	/s/ Salvatore A. Tiano

TRAILHEAD VENTURES, L.P.

By:	/s/ Mark C. Masur

Title:	General Partner

J. H. WHITNEY, IV L.P.

By:	J. H. Whitney Equity Partners IV, LLC. its general partner

By:	/s/ Daniel J. O’Brien

Title:	Managing Member

WINSTON-THAYER PARTNERS

By:	/s/ A. Scott Andrews

Title:	General Partner

AMENDMENT NO. 2 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Page

EXHIBIT A

Form of Joinder Agreement

for Prospective Stockholder (New Purchasers)

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Stockholders Agreement, consisting of the Amended and Restated Stockholders Agreement dated as of July 17, 2000, as amended by Amendment No. 1 thereto dated as of November 13, 2000, and as further as amended by Amendment No. 2 thereto dated as of January 4, 2001, by and among the Company, the Class A Stockholders (consisting of Roger D. Linquist and C. Boyden Gray), the Class B Stockholders listed on Schedule 1 thereto, the Class C Stockholders listed on Schedule 2 thereto, the Series C Preferred Stockholders listed on Schedule 3 thereto, and the Series D Preferred Stockholders listed on Schedule 4 thereto. The mailing and email addresses and fax number to which notices may be sent to the undersigned is set forth below.

PROSPECTIVE STOCKHOLDER:

Print Name of Prospective Stockholder:

PARAGON VENTURE PARTNERS II, L.P.

BY:	/s/ John S. Lewis
	Name:	JOHN S. LEWIS
	Title:	GENERAL PARTNER

Mailing Address:	300 Sand Hill Road
Building 1, Suite 275
Menlo Park, CA 94025
Email Address: (if available)	jslewis@lewiscapital.com

Fax Number: (if available)	650-854-7260

AMENDMENT NO. 2 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Page

EXHIBIT A

Form of Joinder Agreement

for Prospective Stockholder (New Purchasers)

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Stockholders Agreement, consisting of the Amended and Restated Stockholders Agreement dated as of July 17, 2000, as amended by Amendment No. 1 thereto dated as of November 13, 2000, and as further as amended by Amendment No. 2 thereto dated as of January 4, 2001, by and among the Company, the Class A Stockholders (consisting of Roger D. Linquist and C. Boyden Gray), the Class B Stockholders listed on Schedule 1 thereto, the Class C Stockholders listed on Schedule 2 thereto, the Series C Preferred Stockholders listed on Schedule 3 thereto, and the Series D Preferred Stockholders listed on Schedule 4 thereto. The mailing and email addresses and fax number to which notices may be sent to the undersigned is set forth below.

PURCHASERS:

Primus Capital Fund III Limited Partnership
By:	Primus Venture Partners III Limited Partnership, its General Partner
	By:	Primus Venture Partners, Inc., its General Partner

BY:	/s/ Steven Rothman
	Name:	STEVEN ROTHMAN
	Title:	Secretary and Treasurer

Date: 01-08-01

Mailing Address:

Email Address: (if available)

Fax Number: (if available)

AMENDMENT NO. 2 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Page

EXHIBIT A

Form of Joinder Agreement

for Prospective Stockholder (New Purchasers)

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Stockholders Agreement, consisting of the Amended and Restated Stockholders Agreement dated as of July 17, 2000, as amended by Amendment No. 1 thereto dated as of November 13, 2000, and as further as amended by Amendment No. 2 thereto dated as of January 4, 2001, by and among the Company, the Class A Stockholders (consisting of Roger D. Linquist and C. Boyden Gray), the Class B Stockholders listed on Schedule 1 thereto, the Class C Stockholders listed on Schedule 2 thereto, the Series C Preferred Stockholders listed on Schedule 3 thereto, and the Series D Preferred Stockholders listed on Schedule 4 thereto. The mailing and email addresses and fax number to which notices may be sent to the undersigned is set forth below.

PRIMUS CAPITAL FUND V LIMITED PARTNERSHIP

By: Primus Venture Partners V L.L.C., its General Partner

BY:	/s/ Jeffrey J. Milius
	Name:	JEFFREY J. MILIUS
	Title:	Principal

PRIMUS EXECUTIVE FUND V LIMITED PARTNERSHIP

By: Primus Venture Partners V L.L.C., its General Partner

BY:	/s/ Jeffrey J. Milius
	Name:	JEFFREY J. MILIUS
	Title:	Principal

Mailing Address:	5900 Landerbrook Drive,
Suite 200
Cleveland, Ohio 44120
Email Address: (if available)	jmilius@primusventures.com

Fax Number: (if available)	440-684-7342

AMENDMENT NO. 2 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – Signature Page